Exhibit 10.1

IPC ALTERNATIVE REAL ESTATE INCOME TRUST, INC.

Dealer Manager Agreement – PRIVATE OFFERING

August 28, 2025

Inland Securities Corporation

2901 Butterfield Road

Oak Brook, Illinois 60523

Ladies and Gentlemen:

IPC Alternative Real Estate Income Trust, Inc., a Maryland corporation originally formed on June 17, 2021 as a Delaware limited liability company and converted to a Maryland corporation on June 12, 2023 (the “Company”), is offering, on a private placement basis to “accredited investors” as such term is defined in the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D thereunder, pursuant to Rule 506(c) of the Securities Act (the “Offering”) shares of the Company’s common stock, $0.01 par value per share, consisting of Class I shares of common stock, Class X-1 shares of common stock, and Class X-2 shares of common stock (respectively, the “Class I Shares,” the “Class X-1 Shares,” and the “Class X-2 Shares” and collectively with any other classes of common stock offered in the Offering, the “Shares”).

The Offering is and shall be comprised of $500,000,000 Class I, Class X-1 and Class X-2 Shares as set forth in the Private Placement Memorandum, dated August 28, 2025 (as supplemented, the “Memorandum”). The Offering shall be comprised of Shares that may be issued and sold pursuant to a primary offering (“Primary Shares”) and through the Company’s distribution reinvestment plan (the “DRP,” and such Shares sold pursuant to the DRP, the “DRP Shares”). Concurrently with the offer and sale of the Shares pursuant to this Offering, the Company has filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement on Form S-11 (as amended and/or supplemented from time to time, the “Registration Statement”), including a prospectus which forms a part thereof (as amended and/or supplemented from time to time, the “Prospectus”), relating to its continuous public offering and sale of shares of its common stock (the “Public Offering”). Any reference to the “Registration Statement” or “Prospectus” contained in this Agreement shall refer to the most recent Registration Statement declared effective by the Commission, and the Prospectus contained therein as amended and/or supplemented.

The Primary Shares will be issued and sold at a purchase price equal to the transaction price (the “transaction price”) generally equal to the Company’s prior month’s net asset value (“NAV”) per Share applicable to the class of Shares being purchased (as calculated in accordance with the procedures described in the Memorandum), or at a different offering price made available to investors in cases where the Company believes there has been a material change to the NAV per Share since the end of the prior month. For Stockholders (as defined below) who participate in the DRP, the cash distributions attributable to the class of Shares that each Stockholder owns will be automatically invested in additional Shares of the same class. All Shares sold pursuant to the DRP are to be issued and sold to Stockholders at a purchase price equal to the most recently published transaction price of the applicable class of Shares on the date that the distribution is payable.

In connection with the Offering, the minimum purchase by any one person shall be as set forth in the Memorandum (except as otherwise communicated by Company to the Dealer Manager). Each subscriber will be required to enter into a subscription agreement substantially in the form of the Subscription Agreement attached as Appendix C to the Memorandum (as may be amended by the Company from time to time, the “Subscription Agreement”), and will, upon acceptance of the subscriptions by the Company, become a stockholder of the Company (individually a “Stockholder” and collectively the “Stockholders”).

The Shares are to be offered and sold as described under the caption “Plan of Distribution” in the Memorandum. Except as otherwise agreed by the Company and the Dealer Manager, Shares sold through the Dealer Manager are to be sold through the Dealer Manager, as the dealer manager, and (a) the broker-dealers (each, a “Selected Dealer”) with whom the Dealer Manager has entered into or will enter into a selected dealer agreement related to the distribution of Shares substantially in the form attached to this Agreement as Exhibit A or such other form as approved by the Company (each, a “Selected Dealer Agreement”); (b) certain registered investment advisors (each a “Selected RIA”) with whom the Dealer Manager has entered into or will enter into a selected registered investment advisor agreement substantially in the form attached to this Agreement as Exhibit B or such other form as approved by the Company (each, a “Selected RIA Agreement”); and (c) other qualified financial institutions (each, a “Selected Institution” and, collectively with the Selected Dealers and Selected RIAs, the “Offering Participants”) with whom the Dealer Manager has entered into an agreement acceptable to the Company regarding the distribution of Shares (each a “Selected Institution Agreement” and, together with the Selected Dealer Agreements and Selected RIA Agreements, the “Offering Participant Agreements”).

Capitalized terms used but not defined herein shall have the meanings set forth in the Memorandum.

Upon the terms and conditions contained in this Dealer Manager Agreement (the “Agreement”), the Company hereby appoints Inland Securities Corporation, a Delaware corporation, to act as the exclusive dealer manager (the “Dealer Manager”) for the Offering and the Dealer Manager hereby accepts the engagement.

In consideration of the mutual covenants and conditions hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged by the parties, the parties agree as follows:

1.
Representations and Warranties of the Company. The Company hereby represents and warrants to the Dealer Manager and each Offering Participant participating in the Offering, with respect to the Offering, as applicable that:
(a)
No Registration of the Shares. The Shares are not required to be, and have not and will not be, registered with the Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and

Regulations”) of the Commission thereunder, in connection with the Offering. No registration statement relating to the Shares offered in the Offering is required to be, has been or will be filed under the securities laws of any state. The Shares will be offered and sold in reliance upon applicable exemptions from registration under the laws, regulations and policy statements of the United States and the applicable states, specifically relying on the safe harbor under Rule 506(c) of Regulation D.
(b)
The Memorandum. At all times during the Offering, the Memorandum and any amendments or supplements thereto will not include any untrue statement of any material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided that the Company makes no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Dealer Manager furnished to the Company in writing by or on behalf of the Dealer Manager expressly for use in the Memorandum, or any amendment or supplement thereto.
(c)
No Subsequent Material Events. Subsequent to the respective dates as of which information is given in the Memorandum and prior to the termination date of the Offering, except as contemplated in the Memorandum or as disclosed in a supplement or amendment thereto or in the periodic financial statements of the Company, there has not been and will not be any material adverse change in the financial position or results of operations of the Company, and the Company has not and will not have:
(i)
incurred any material liabilities or obligations; or
(ii)
entered into any material transaction not in the ordinary course of business.
(d)
Status. The Company is a corporation duly formed and validly existing under the General Corporation Law of the State of Maryland and is in good standing with all requisite power and authority to enter into this Agreement and to carry out its obligations hereunder. IPC Alternative Real Estate Operating Partnership, LP, a Delaware limited partnership (the “Operating Partnership”), is a limited partnership duly formed and validly existing under the Delaware Revised Uniform Limited Partnership Act and is in good standing with all requisite power and authority to carry out its business.
(e)
Authorization of Agreement. This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Company and constitutes the valid and binding agreement of the Company, enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws of the United States, any state or any political subdivision thereof that affect creditors’ rights and remedies generally or by equitable principles relating to the availability of remedies or except to the extent that the enforceability of the indemnity and contribution provisions contained in this Agreement may be limited by applicable law or public policy.
(f)
Non-contravention. The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not and will not result in a breach of any of the terms and provisions of, or constitute a default under: (i) the Company’s or any of the Subsidiaries’ charter, bylaws or other organizational documents, as the case may be; (ii) any statute, indenture, mortgage, deed of trust, voting trust agreement, note, lease or other agreement or instrument to which the Company or any Subsidiary (as defined in Section 1(q) below) is a party or by which the Company, any subsidiary or any of their respective properties is bound; (iii) any rule or regulation or order of any court or other governmental agency or body with jurisdiction over the Company, any Subsidiary or any of their respective properties, except for such conflicts, breaches or defaults that do not result in and could not reasonably be expected to result in, individually or in the aggregate, a Company MAE (as defined below); and no consent, approval, authorization or order of any court or governmental agency or body has been or is required for the performance of this Agreement or for the consummation of the transactions contemplated herein except as have been obtained or will be obtained under the Securities Act, from the Financial Industry Regulatory Authority, Inc. (“FINRA”) or as may be required under the applicable “blue sky” or other state securities laws in connection with the offer and sale of the Shares or under the laws of states in which the Company or any of the Subsidiaries may own real properties in connection with its qualification to transact business in those states or as may be required by subsequent events which may occur.

As used in this Agreement, “Company MAE” means any event, circumstance, occurrence, fact, condition, change or effect, individually or in the aggregate, that is, or could reasonably be expected to be, materially adverse to (A) the condition, financial or otherwise, earnings, business, affairs or prospects of the Company and the Subsidiaries considered as a whole, or (B) the ability of the Company to perform its obligations under this Agreement or the validity or enforceability of this Agreement.

(g)
Pending Actions. There are no actions, suits or proceedings against, or investigations of, the Company or any of the Subsidiaries pending or, to the knowledge of the Company, threatened, before any court, arbitrator, administrative agency or other tribunal:
(i)
challenging the validity of this Agreement;
(ii)
seeking to prevent the issuance of the Shares or the consummation of any of the transactions contemplated by this Agreement;
(iii)
that would reasonably be expected to materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement or the Shares;

(iv)
that would reasonably be expected to result in a Company MAE, or
(v)
seeking to affect adversely the federal income tax attributes of the Shares except as described in the Memorandum.

The Company shall provide prompt notice to the Dealer Manager of the occurrence of any action, suit, proceeding or investigation of the type referred to above arising or occurring on or after the date of the Agreement.

(h)
Authorization of Shares. The Shares have been duly authorized and, when issued and sold as contemplated by the Memorandum and upon payment therefor as provided in this Agreement and the Memorandum, will be validly issued, fully paid and nonassessable and will conform in all material aspects to the description thereof contained in the Memorandum.
(i)
Investment Company. The Company does not intend to conduct its business so as to be an “investment company” as that term is defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and it will exercise reasonable diligence to ensure that it does not become an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
(j)
Tax Returns. The Company and each Subsidiary has filed or will file all material federal, state and foreign income tax returns required to be filed by or on behalf of the Company and each Subsidiary on or before the due dates therefor (taking into account all extensions of time to file) and has paid or provided for the payment of all taxes, except those being contested in good faith, indicated by such tax returns and all assessments received by the Company or any Subsidiary to the extent that such taxes or assessments have become due.
(k)
REIT Qualifications. The Company intends to make a timely election to be subject to tax as a REIT pursuant to Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”), for its taxable year ending December 31, 2024. The Company has been organized and operated in conformity with the requirements for qualification and taxation as a REIT. The Company’s current and proposed method of operation as described in the Memorandum will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code.
(l)
Independent Registered Public Accounting Firm. The accountants who have certified certain financial statements incorporated by reference in the Memorandum are an independent registered public accounting firm within the meaning of the Securities Act and the Rules and Regulations. These accountants have not been engaged by the Company to perform any “prohibited activities” as defined in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(m)
Preparation of the Financial Statements. The financial statements filed with the Commission and incorporated by reference in the Memorandum present fairly in all material respects the consolidated financial position of the Company and the Subsidiaries as of and for the periods specified, and the results of their operations and cash flows for the periods specified. The financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included in the Memorandum.
(n)
Material Adverse Change. Since the respective dates as of which information is given in the Memorandum, except as may otherwise be stated therein or contemplated hereby, there has not occurred a Company MAE, whether or not arising in the ordinary course of business.
(o)
Government Permits. The Company and the Subsidiaries possess all certificates, authorities or permits (“Government Permits”) issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business contemplated or operated by them, other than those Government Permits the failure of which to possess or own would not have, individually or in the aggregate, a Company MAE. Neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any Government Permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Company MAE.
(p)
Assets. Except as otherwise disclosed in the Memorandum and except as would not result in, individually or in the aggregate, a Company MAE, the Company will own all targeted assets and properties described in the Memorandum with good and marketable title.
(q)
Subsidiaries. The Operating Partnership and each “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X) and each other entity in which the Company holds a direct or indirect ownership interest that is material to the Company (each of the Operating Partnership and each such significant subsidiary and other entity, a “Subsidiary” and, collectively, the “Subsidiaries”) has been duly organized or formed and is validly existing as a corporation, partnership, limited liability company or similar entity in good standing under the laws of the jurisdiction of its incorporation or organization, has power and authority to own and manage its assets and to conduct its business as described in the Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified would not reasonably be expected to have a material adverse effect. Except as otherwise disclosed in the Memorandum, all of the issued and outstanding capital stock or other equity interests of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock or other equity interests of any Subsidiary was issued in violation of the preemptive or similar rights of any stockholder or equity holder of such Subsidiary. The only direct Subsidiaries of the Company as of the date of the Memorandum are the Subsidiaries described in the Registration Statement or such amendment to the Registration Statement.

(r)
Sales Literature. Any and all printed sales literature and other materials that have been approved in advance in writing by the Company and all appropriate regulatory agencies for use in the Offering, as applicable (the “Approved Sales Literature”), prepared by the Company and any of its affiliates (excluding the Dealer Manager) specifically for use with potential investors in connection with the Offering, when used in conjunction with the Memorandum, did not at the time provided for use, and, as to later provided materials, will not at the time provided for use, include any untrue statement of a material fact nor did they at the time provided for use, or, as to later provided materials, will they, at the time provided for use, omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made and when read in conjunction with the Memorandum, not misleading. If at any time any event occurs which is known to the Company as a result of which such Approved Sales Literature when used in conjunction with the Memorandum would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company will notify the Dealer Manager thereof.

(s)
Disqualification Events.

(i)
None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the Offering, any beneficial owner of 20% or more of the Company's outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, a “Company Covered Person” and, together, “Company Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has exercised, and during the term of the Offering will continue to exercise, reasonable care to determine whether any Company Covered Person, and Dealer Manager Covered Person (as defined in Section 2(e) below) and any Offering Participant Covered Person (as defined in Section 2(e) below) is subject to a Disqualification Event. The Company will immediately comply, to the extent applicable, with its disclosure obligations under Rule 506(e), and will immediately effect the preparation of an amended or supplemented Memorandum that will contain any such required disclosure and will, at no expense to the Dealer Manager, promptly furnish the Dealer Manager with electronic copies, and such number of printed copies of such amended or supplemented Memorandum containing any such required disclosure, including any exhibits thereto, as the Dealer Manager may reasonably request.

(ii)
The Company is not aware of any person (other than any Company Covered Person, Dealer Manager Covered Person or Offering Participant Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Shares.

(iii)
The Company will notify the Dealer Manager in writing, promptly upon the occurrence of (A) any Disqualification Event relating to any Company Covered Person and (B) any event that would, with the passage of time, become a Disqualification Event relating to any Company Covered Person.

2.
Representations and Warranties of the Dealer Manager. The Dealer Manager hereby represents and warrants to the Company as follows:
(a)
Corporation Status. The Dealer Manager is a Delaware corporation duly formed and validly existing under the General Corporation Law of the State of Delaware with all requisite power and authority to enter into this Agreement and to carry out its obligations hereunder.
(b)
Broker-Dealer. The Dealer Manager is, and during the term of this Agreement will be, duly registered as a broker-dealer pursuant to the provisions of the Exchange Act, a member in good standing with FINRA, and a broker or dealer duly registered as such in those states where the Dealer Manager is required to be registered in order to carry out the Offering as contemplated by this Agreement. Each employee and representative of the Dealer Manager have all required licenses and registrations to act under this Agreement. There is no provision in the Dealer Manager’s FINRA membership agreement that would restrict the ability of the Dealer Manager to carry out the Offering as contemplated by this Agreement.
(c)
Authorization of Agreement. This Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Dealer Manager and constitutes the valid and binding agreement of the Dealer Manager, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws of the United States, any state or any political subdivision thereof that affects creditors’ rights or remedies generally or by equitable principles relating to the availability of remedies and except to the extent that the enforceability of the indemnity and contribution provisions contained in this Agreement may be limited by applicable law or public policy.

(d)
Non-contravention. The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not and will not result in a breach of any of the terms and provisions of, or constitute a default under:
(i)
the Dealer Manager’s charter, bylaws or other organizational documents, as the case may be;
(ii)
any statute, indenture, mortgage, deed of trust, voting trust agreement, note, lease or other agreement or instrument to which the Dealer Manager is a party or by which the Dealer Manager is bound;
(iii)
a rule or regulation or order of any court or other governmental agency or body with jurisdiction over the Dealer Manager except for such conflicts, breaches or defaults that do not result in and could not reasonably be expected to result in, individually or in the aggregate, a Dealer Manager MAE (as defined below); and no consent, approval, authorization or order of any court or governmental agency or body has been or is required for the performance of this Agreement or for the consummation of the transactions contemplated herein by the Dealer Manager except as have been obtained under the Securities Act, from FINRA or as may be required under the applicable “blue sky” or other state securities laws in connection with the offer and sale of the Shares or under the laws of states in which the Dealer Manager may be required to qualify to transact business.

As used in this Agreement, “Dealer Manager MAE” means any event, circumstance, occurrence, fact, condition, change or effect, individually or in the aggregate, that is, or could reasonably be expected to be, materially adverse to (A) the condition, financial or otherwise, earnings, business, affairs or prospects of the Dealer Manager or (B) the ability of the Dealer Manager to perform its obligations under this Agreement or the validity or enforceability of this Agreement against the Dealer Manager.

(e)
Disqualification Events.
(i)
The Dealer Manager represents that neither it, nor any of its directors, executive officers, general partners, managing members, other officers participating in the Offering, nor any of the directors, executive officers or other officers participating in the Offering of any such general partner or managing member, or employees or associated persons of the Dealer Manager or any such general partner or managing member that have been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Shares (each, a “Dealer Manager Covered Person” and, together, “Dealer Manager Covered Persons”), is subject to any Disqualification Event except for a Disqualification Event (A) contemplated by Rule 506(d)(2) of the Securities Act and (B) a description of which has been furnished in writing to the Company prior to the date hereof.

(ii)
The Dealer Manager represents that it is not aware of any person (other than any Company Covered Person, Dealer Manager Covered Person or Offering Participant Covered Person (defined below), that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Shares. The Dealer Manager will notify the Company of any agreement entered into between the Dealer Manager and any such person in connection with such sale. “Offering Participant Covered Person” means an Offering Participant, any of its directors, executive officers, general partners, managing members, other officers participating in the Offering, any of the directors, executive officers or other officers participating in the Offering of any such general partner or managing member, or employees or associated persons of the Offering Participant or any such general partner or managing member that have been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Shares.
(iii)
The Dealer Manager will notify the Company in writing promptly upon the occurrence of (A) any Disqualification Event relating to any Dealer Manager Covered Person not previously disclosed to the Company in accordance with Section 2(e)(i) above, and (B) any event that would, with the passage of time, become a Disqualification Event relating to any Dealer Manager Covered Person.
3.
Offering and Sale of the Shares. On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Company hereby appoints the Dealer Manager as its exclusive dealer manager to offer, and to cause Offering Participants to offer, on a “best efforts” basis, the Shares on the terms and conditions set forth in the Memorandum and in the Subscription Agreement. The Dealer Manager hereby agrees to act as dealer manager during the period commencing with the date of this Agreement (the “Effective Date”) and ending on the date this Agreement is terminated. Nothing contained in this Section 3 shall be construed to impose upon the Company the responsibility of assuring that prospective purchasers meet the suitability standards contained in the Memorandum or to relieve the Dealer Manager or any Offering Participant of the responsibility of complying with any rules promulgated by FINRA or, if applicable, the laws of any foreign jurisdiction.
(a)
Offering Participants. The Shares shall be offered and sold only by the Dealer Manager and, at the Dealer Manager’s sole option, any other Offering Participants with whom the Dealer Manager has determined to be eligible, based on the amount of Offering proceeds anticipated to be raised through such Offering Participants, as well as other factors, in its discretion, and has entered into an Offering Participant Agreement. Any Selected Dealer with whom the Dealer Manager has entered into a Selected Dealer Agreement shall be a member of FINRA. Prior to the date on which any Selected Dealer, Selected RIA or Selected Institution may offer or sell any Shares, the Dealer Manager shall, as applicable, execute (i) a Selected Dealer Agreement with such Selected Dealer, (ii) a Selected RIA Agreement with such Selected RIA and (iii) a Selected Institution Agreement with such Selected

Institution, each before the applicable Offering Participant may offer or sell any Shares.
(b)
Subscription Agreements and Subscriber Funds. The Dealer Manager will require in each Offering Participant Agreement that such Offering Participant comply with the submission of orders procedures set forth therein, including the procedures regarding the electronic execution and submission of any Subscription Agreement. Although it is anticipated that the distribution process will be facilitated in large part through the Offering Participants, to the extent the Dealer Manager is involved in the distribution process other than through an Offering Participant, the Dealer Manager will comply with such submission of orders procedures, and will require each person desiring to purchase Shares in the Offering to complete and execute a Subscription Agreement (whether in hard copy or electronically) and to deliver to the Dealer Manager or as otherwise directed by the Dealer Manager such completed and executed Subscription Agreement together with a check or wire transfer (“instrument of payment”) in the amount of such person’s purchase, which must be at least the minimum purchase amount set forth in the Memorandum; provided that the minimum purchase amount for the Shares may be waived by the Dealer Manager. If the Dealer Manager receives a Subscription Agreement or instrument of payment not conforming to the instructions set forth in the applicable Offering Participant Agreement, the Dealer Manager shall return such Subscription Agreement and instrument of payment directly to such subscriber not later than the end of the next business day following its receipt. Instruments of payment of rejected subscribers will be promptly returned to such subscribers.
4.
Dealer Manager Compensation.
(a)
No Compensation. Except as described in Sections 4(b) and (c) below, the Dealer Manager shall not be entitled to any fees or other compensation, including selling commissions, in connection with sales in the Offering.
(b)
Advisor Reimbursement. The Company and/or IPC Alternative Real Estate Advisor, LLC (the “Advisor”) may in their sole discretion reimburse the Dealer Manager for certain organization and offering expenses incurred by the Dealer Manager as referenced in the Memorandum, to the extent permitted pursuant to prevailing rules and regulations of FINRA.
(c)
Reasonable Bona Fide Due Diligence Expenses. In addition to reimbursement as provided under Section 4(b), and subject to prevailing rules and regulations of FINRA, the Company may also pay directly or reimburse the Dealer Manager for reasonable bona fide due diligence expenses incurred by any Offering Participant as described in the Memorandum. The Dealer Manager shall obtain from any Offering Participant and provide to the Company a detailed and itemized invoice for any such approved due diligence expenses.

(d)
Right to Reject Orders or Cancel Sales
(i)
All orders, whether initial or additional, are subject to acceptance by and shall only become effective upon confirmation by the Company. Accordingly, the Company agrees and assumes, or will arrange for a party designated by it to assume, the duty to confirm, on its behalf and on behalf of Offering Participants, all orders for purchase of Shares accepted by the Company.
(ii)
The Company reserves the right to reject any order for any reason or no reason. Orders not accompanied by a Subscription Agreement and an instrument of payment in the amount equal to the required payment for the Shares may be rejected. Issuance of the Shares will be made only after acceptance of the subscription from the Company and actual receipt by the Company of payment therefor. If any check is not paid upon presentment, or if the Company is not in actual receipt of clearinghouse funds or cash, certified or cashier’s check or the equivalent in payment for the Shares, the Company reserves the right to cancel the sale without notice.
(e)
Company Expenses. Subject to the limitations described above, the Company shall pay all costs and expenses incident to the Offering, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with:
(i)
the printing and furnishing of copies of the Memorandum to the Dealer Manager and to Selected Dealers (including costs of mailing and shipping);
(ii)
the preparation, issuance and delivery of certificates, if any, for the Shares, including any stock or other transfer taxes or duties payable upon the sale of the Shares;
(iii)
all fees and expenses of the Company’s legal counsel, independent public or certified public accountants and other advisors;
(iv)
the blue sky notice filing fees, as applicable;
(v)
the filing fees, if any, in connection with filings by the Dealer Manager with FINRA pursuant to FINRA Rule 5123 relating to the Offering;
(vi)
the fees and expenses of any transfer agent or registrar for the Shares;
(vii)
all costs and expenses incident to the travel and accommodation of the personnel of the Company and the Advisor acting on behalf of the Company in making road show presentations and presentations to Selected Dealers and other broker-dealers and financial advisors with respect to the offering of the Shares; and

(viii)
the performance of the Company’s other obligations hereunder.
5.
Covenants of the Company. The Company covenants and agrees with the Dealer Manager that:
(a)
Exemption from Registration and Qualification. The Company will use its best efforts to maintain the exempt status of the Shares and will promptly advise the Dealer Manager in the event that any jurisdiction deems that the Shares are not exempt from registration and qualification in any jurisdiction, or in the event of the institution of any proceedings related to the status of the Shares.
(b)
Amendments and Supplements. If, during the period of distribution of the Shares, any event shall have occurred to the knowledge of the Company as a result of which the Memorandum, as then amended or supplemented, would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein not misleading in light of the circumstances existing at the time it is so required to be delivered to a subscriber, or if it is necessary at any time to supplement the Memorandum, the Company will promptly notify the Dealer Manager and will prepare an amendment or supplement.
(c)
Copies of Memorandum. The Company will furnish the Dealer Manager copies of the Memorandum and all supplements thereto, including any amendment or supplement prepared after the Effective Date, and any other information with respect to the Company as the Dealer Manager may from time to time reasonably request, in each case as soon as available and in such quantities as the Dealer Manager may reasonably request.
(d)
Qualification to Transact Business. The Company will take all reasonable steps necessary to ensure that it will be validly existing as a Maryland corporation, and the Operating Partnership will be validly existing as a Delaware limited partnership at all times and that each will be qualified to do business in all jurisdictions in which the conduct of their business requires qualification and where qualification is required under applicable law.
(e)
Authority to Perform Agreements. The Company shall use its commercially reasonable best efforts to obtain all consents, approvals, authorizations or orders of any court or governmental agency or body which are required for it or the Operating Partnership to perform their respective obligations under this Agreement and under their respective bylaws, charter or other organizational documents (as each may be amended from time to time) and to consummate the transactions contemplated hereby and thereby, respectively, or to conduct the business described in the Memorandum.
(f)
Sales Literature. The Company will furnish to the Dealer Manager as promptly as shall be practicable upon request, sales literature and other materials that have been approved in advance in writing by the Company and all appropriate regulatory agencies for use in the Offering, as applicable (the “Approved Sales Literature”).

All Approved Sales Literature shall, to the extent required, be filed with and, to the extent required, approved by the appropriate securities agencies and bodies, provided that the Dealer Manager shall be responsible for making all filings with FINRA.
(g)
Copies of Reports. The Company will use its commercially reasonable best efforts to furnish to the Dealer Manager as promptly as shall be practicable the following:
(i)
a copy of each report or general communication (whether financial or otherwise) sent to the Stockholders;
(ii)
a copy of each report (whether financial or otherwise) filed with the Commission; and
(iii)
such other information as the Dealer Manager may from time to time reasonably request regarding the financial condition and operations of the Company including, but not limited to, copies of operating statements of properties acquired by the Company or the Subsidiaries.
(h)
Use of Proceeds. The Company will apply the proceeds from the sale of Shares in the manner set forth in the Memorandum.
(i)
Estimated Value. The Company, in coordination with its Advisor, periodically will calculate and disclose its estimated NAV per Share as set forth in the Memorandum in accordance with FINRA Rule 2310(b)(5).
6.
Covenants of the Dealer Manager. The Dealer Manager covenants and agrees with the Company that the Dealer Manager shall:
(a)
Sale of Shares. The offer and sale of the Shares shall be made solely in a manner necessary to permit the Company to rely upon the exemption from the registration requirements of Section 5 of the Securities Act and the corresponding Rules and Regulations (specifically, the safe harbor under Rule 506(c) of Regulation D, as promulgated under the Securities Act), and the exemptions from registration established by the applicable “blue sky” or other state securities laws. With respect to the Dealer Manager’s participation in the Offering, the Dealer Manager shall comply with all state, federal or foreign laws, rules and regulations applicable to the Offering and the sale of Shares, including any requirements of the Securities Act and the Rules and Regulations, Regulation Best Interest promulgated under the Exchange Act (“Regulation Best Interest”), as applicable, and the rules and regulations of FINRA, specifically including, but not in any way limited to, FINRA Rules 2040, 2111 and 5123 therein, and any successors to such rules, applicable to the offering and sale of Shares (including, without limitation, any resales or transfers of Shares).
(b)
Approved Sales Literature. The Dealer Manager shall use and distribute in conjunction with the Offering only the Memorandum and Approved Sales

Literature, provided, that the Memorandum must accompany or precede the distribution of any Approved Sales Literature. The Dealer Manager shall not (and shall require that Offering Participants do not) show or give to any investor or prospective investor or reproduce any material or writing that is marked “Institutional Use Only” or otherwise bears a legend denoting that it is not to be used in connection with the sale of Shares to any investor or prospective investor; or show or give to any investor or prospective investor in a particular jurisdiction any material or writing if the material bears a legend denoting that it is not to be used in connection with the sale of Shares to members of the public in the applicable jurisdiction.
(c)
No Additional Information. In offering the Shares for sale, the Dealer Manager shall not give or provide any information or make any representation other than those contained in the Memorandum or any Approved Sales Literature.
(d)
Jurisdictions. The Dealer Manager shall solicit purchases of the Shares for the account of the Company only in those jurisdictions in which the Dealer Manager is legally qualified to so act and in which the Dealer Manager has been advised in writing by the Company that solicitation is permissible under the law of the applicable jurisdiction.
(e)
Subscription Agreement. Subscriptions will be submitted by the Dealer Manager to the Company only on the Subscription Agreement. The Dealer Manager understands and acknowledges that the Subscription Agreement must be validly executed and delivered by the subscriber in accordance with the procedures set forth in the applicable Offering Participant Agreement, including the procedures regarding electronic submission.
(f)
Suitability. In offering the Shares to any person, the Dealer Manager in its agreements with the Offering Participants, will require that the Offering Participants comply with the applicable provisions of the Rules set forth in the FINRA manual, as well as all other applicable rules and regulations relating to suitability of investors, including, without limitation, the provisions of Regulation D, Rule 506 (including Rule 506(c)) and any enhanced standard of care applicable under Regulation Best Interest. In offering the Shares to any person, the Dealer Manager shall have reasonable grounds to believe that: (i) the person meets the “accredited investor” standards that are set forth in the Rules and Regulations and the Subscription Agreement; (ii) the information contained in each Subscription Agreement is true and correct in all material respects; (iii) each person will be acquiring the Shares for its own account and not for the account of others; and (iv) the investment is otherwise suitable for such person. In determining the suitability of any prospective investor, the Dealer Manager may rely on (A) representations from an Offering Participant and other investment advisers and banks acting as trustees and fiduciaries, and (B) information they or the Offering Participants have obtained from a prospective investor, including information regarding the age, other investments, investment experience, investment time horizon, liquidity needs, risk tolerance and any other relevant information known by the Dealer Manager.

The Dealer Manager shall maintain, or in its agreements with Offering Participants shall require the Offering Participants to maintain, for at least six years, or for a period of time not less than that required to comply with all applicable federal, state or other regulatory requirements, whichever is later, records of the information obtained from each investor and used to determine that each investor met the suitability standards imposed on the offer and sale of the Shares (both at the time of the initial subscription and at the time of any additional subscription). If requested by the Company, the Dealer Manager shall obtain, and shall cause the Offering Participants to obtain, from subscribers for the Shares, other documentation reasonably deemed by the Company to be required under applicable law or as may be necessary to reflect the policies of the Company.
(g)
Offering Participant Agreements. Each Offering Participant engaged by the Dealer Manager must execute and deliver a Selected Dealer Agreement, Selected RIA Agreement or Selected Institution Agreement, as applicable.
(g)
Electronic Delivery and Execution. Comply with all applicable requirements of the Commission, the blue sky laws and regulations and FINRA and any other laws or regulations related to the electronic delivery and execution of documents to the extent it distributes the Memorandum or the Subscription Agreement electronically to any person or permits electronic signatures, as applicable.
(h)
Due Diligence. Prior to offering the Shares for sale, the Dealer Manager shall have reasonable grounds to believe, based on information made available to the Dealer Manager by the Company, that all material facts are adequately and accurately disclosed and provide a basis for evaluating the purchase of the Shares. Prior to the sale of the Shares, the Dealer Manager shall inform the prospective purchaser of all pertinent facts relating to the limited liquidity and marketability of the Shares.
(i)
Certifications. The Dealer Manager will provide such certifications, documentation, and other information reasonably requested by the Company from time to time which the Company deems to be necessary or advisable to carry out the exercise of reasonable care under Rule 506(d) and (e) under the Securities Act in connection with this Offering.
7.
Privacy Act.
(a)
The Company and the Dealer Manager shall comply with all applicable federal and state regulations regarding customer and consumer privacy, including Title V of the Gramm-Leach-Bliley Act and the Fair Credit Reporting Act. As used in this Agreement, “customer information” is defined as any information contained on a customer’s application and includes all nonpublic personal information about a customer shared by the Company and the Dealer Manager.
(b)
Subject to the provisions of the Gramm-Leach-Bliley Act, the Company and the Dealer Manager shall establish and maintain safeguards against the unauthorized access, destruction, loss or alteration of customer information in their control. In the event of any improper disclosure of customer information, the party responsible agrees to immediately notify the other party or parties.
8.
Anti-Money Laundering. The Company and the Dealer Manager shall comply with applicable laws and regulations, including federal and state securities laws, the USA Patriot Act of 2001 (the “Patriot Act”), Executive Order 13224 – Executive Order on Terrorist Financing Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism, and applicable rules of FINRA. In accordance with these applicable laws and regulations, the Company and the Dealer Manager shall take reasonable efforts to verify the identity of new customers, maintain customer records, and check the names of new customers against government watch lists, including the Office of Foreign Asset Control’s list of Specially Designated Nationals and Blocked Persons. Further, the Company and the Dealer Manager shall provide the Financial Crimes Enforcement Network with information regarding: (a) the identity of a specified individual or organization; (b) an account number; (c) all identifying information provided by the account holder; and (d) the date and type of transaction, upon request. All parties will manually monitor account activity to identify patterns of unusual size or volume, geographic factors, and any other “red flags” described in the Patriot Act as potential signals of money laundering or terrorist financing, and disclose such activity to applicable federal and state law enforcement when required by law. The Company and the Dealer Manager reserve the right to reject account applications from new customers who fail to provide necessary account information or who intentionally provide misleading information.
9.
Conditions of Obligations. The Dealer Manager’s obligations hereunder shall be subject to the accuracy of the Company’s representations and warranties contained in Section 1 hereof, to the performance by the Company of its covenants, agreements and obligations contained in Section 4, Section 5, Section 7 and Section 8 hereof.
9.
Indemnification.
(a)
Subject to the limitations set forth in this Section 10, the Company shall indemnify and hold harmless the Dealer Manager, each Offering Participant and each person, if any, who controls the Dealer Manager or any Offering Participant within the meaning of the Securities Act (individually, an “Indemnified Party” and collectively, the “Indemnified Parties”), against any and all loss, liability, claim, damage and expense whatsoever caused by (i) any untrue statement or alleged untrue statement of a material fact contained in the Memorandum, or any supplement thereto, or any Approved Sales Literature or any federal or state securities filing or other document executed by the Company or on its behalf specifically for the purpose of exempting any or all of the Shares from the registration requirements under the securities laws of any jurisdiction or based upon written information furnished by the Company under the securities laws thereof (any such filing, document or information being referred to herein as a “Filing”) or (ii) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

The Company shall not be required to provide indemnity or hold the Dealer Manager, any Offering Participant or any of their affiliates harmless for any loss, liability, claim, damage or expense suffered by the Dealer Manager, any Offering Participant, any of their affiliates or the Company unless:

(i)
the party seeking indemnification has determined, in good faith, that its course of conduct was in the best interests of the Company;
(ii)
the party seeking indemnification was acting on behalf of or performing services on behalf of the Company;
(iii)
the loss, liability, claim, damage or expense was not the result of negligence or misconduct on the part of the party seeking indemnification or the Indemnified Party; and
(iv)
any loss, liability, claim, damage or expense is recoverable only out of the net assets of the Company and not from the personal assets of its Stockholders.
(b)
In no case shall the Company be liable under Section 10(a) hereof with respect to any loss, liability, claim, damage or expense suffered by a person seeking to be an Indemnified Party unless the Company shall have been notified in writing by the party seeking indemnity (in the manner provided in Section 14 hereof) within a reasonable time after the assertion thereof; provided that the failure to so notify the Company shall not relieve the Company from any liability unless the failure to notify materially prejudices the Company’s defense of the claim. The Company shall be entitled to participate, at the Company’s own expense, in the defense of, or if the Company so elects within a reasonable time after receipt of such notice, to assume with counsel chosen by the Company and reasonably acceptable to the person seeking to be an Indemnified Party the defense of, any claim or suit for which the person seeking to be an Indemnified Party seeks indemnification hereunder.

If the Company elects to assume the defense of any such suit and retains counsel, the Company shall not be liable under this Section 10 for any legal or other expenses subsequently incurred by the party seeking indemnity, and the party seeking indemnity shall bear the fees and expenses of any additional counsel unless:

(i)
the employment of counsel has been authorized by the Company;
(ii)
the Company shall not in fact have employed counsel to assume the defense of the action in which events, fees and expenses shall be borne by the Company; or
(iii)
the Indemnified Party reasonably believes that it has defenses different from, or additional to, those available to the Company.

(c)
The Company may advance amounts to an Indemnified Party for legal and other expenses and costs incurred as a result of any legal action for which indemnification is being sought only if all of the following conditions are satisfied:
(i)
the legal action relates to acts or omissions with respect to the performance of duties or services by the Indemnified Party for or on behalf of the Company;
(ii)
the legal action is initiated by a third party who is not a Stockholder and a court of competent jurisdiction specifically approves advancement; and
(iii)
the Indemnified Party receiving the advances undertakes to repay the advanced funds to the Company, together with the applicable legal rate of interest thereon, if indemnity is later found not to be proper.

Notwithstanding the foregoing provisions of this Section 10, the Company will not be liable in any such case to the extent that any loss, liability, claim, damage or expense arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Dealer Manager or any Offering Participant for use in the Memorandum (or any supplement thereto); provided further, that if the claim relates to or arises from an untrue statement, alleged untrue statement, omission or alleged omission made in the Memorandum but eliminated or remedied in any amendment or supplement thereto, the Company shall have no obligation to provide indemnity to the Dealer Manager or any Offering Participant if a copy of the Memorandum as so amended or supplemented was not sent or given by the Dealer Manager or the Offering Participant to the ultimate purchaser of Shares at or prior to the time the subscription was accepted by the Company; but only if a copy of the Memorandum (as so amended or supplemented) had been supplied by the Company to the Dealer Manager or any Offering Participant prior to acceptance. The Company’s obligations hereunder shall be in addition to any other obligations the Company may have under applicable law.

(d)
The Company’s obligations under this Section 10 are further limited to the extent that indemnification is not permitted under this Agreement for loss, liability, claim, damage or expense related to or arising from an alleged violation of federal or state securities laws unless one or more of the following conditions are met:
(i)
there has been a successful adjudication on the merits of each count involving alleged securities law violations and a court of competent jurisdiction has approved indemnification to the Dealer Manager or the Offering Participant;
(ii)
the claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee and the court has approved indemnification; or

(iii)
a court of competent jurisdiction approves a settlement of the claims and finds that indemnification of the settlement and related costs should be made and the court considering the request has been advised of the position of the Commission and of the published positions of any state securities regulatory authority in which securities of the Company were offered and sold respecting the availability or propriety of indemnification for securities law violations.
(e)
The Dealer Manager agrees to indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the Securities Act:
(i)
to the same extent as in the foregoing indemnity from the Company to the Dealer Manager and each Offering Participant, but only to the extent that any loss, liability, claim, damage or expense relates to or arises from information relating to the Dealer Manager or any Offering Participant furnished in writing by the Dealer Manager or the Offering Participant or on the Dealer Manager’s or Offering Participant’s behalf for use in the Memorandum, or any amendment or supplement thereto, or a Filing; and
(ii)
for any violation by the Dealer Manager or any Offering Participant of any applicable state or federal law or any rule, regulation or instruction thereunder, provided that the violation is not committed in reliance on any violation by the Company of any law, rule, regulation or instruction.
(f)
The Dealer Manager further agrees to indemnify and hold harmless the Company and any controlling person of the Company against any losses, liabilities, claims, damages or expenses to which the Company or any controlling person may become subject under the securities or blue sky laws of any jurisdiction insofar as the losses, liabilities, claims, damages or expenses (or actions, proceedings or investigations in respect thereof) arise by reason of (i) a material violation by the Dealer Manager of the terms of this Agreement or of applicable law; (ii) a material violation by an Offering Participant of the terms of its Offering Participant Agreement or of applicable law; (iii) a sale of the Shares through the efforts of the Dealer Manager (with respect to sales effected without the assistance of an Offering Participant) or an Offering Participant (with respect to sales effected by such Offering Participant) that is effected other than in accordance with the terms hereof (a “Non-Permitted Sale”), whether the Non-Permitted Sale is caused by a sale in a jurisdiction in which the Dealer Manager or the Offering Participant is not registered to sell the Shares, and will reimburse the Company or any such controlling person for any legal fees, monetary penalties or other expenses reasonably incurred by any of them in connection with investigating, curing or defending against any such losses, liabilities, claims, damages, actions, proceedings or investigations. For clarity, the obligations of the Dealer Manager hereunder shall be in addition to any other obligations the Dealer Manager may have under applicable law.
(g)
The notice provisions contained in Section 10(b) hereof, relating to notice to the Company, shall be equally applicable to the Dealer Manager if the Company or any controlling person of the Company seeks indemnification pursuant to Section 10(e) or Section 10(f) hereunder. In addition, the Dealer Manager may participate in the defense, or assume the defense, of any such suit so sought under Section 10(e) or (f) hereof and have the same rights and privileges as the Company enjoys with respect to suits under Sections 10(a) and 10(b) hereof.
(h)
The Dealer Manager will cause each Offering Participant to severally agree to indemnify and hold harmless the Company, the Dealer Manager and each person, if any, who controls the Company and the Dealer Manager within the meaning of the Securities Act from and against any losses, liabilities, claims, damages and expenses (or actions, proceedings or investigations in respect thereof) to which the Company, the Dealer Manager and each person, if any, who controls the Company and the Dealer Manager within the meaning of the Securities Act may become subject, under the Securities Act or otherwise, as more fully described in the Offering Participant Agreement.
11.
Contribution.
(a)
If the indemnification provided for in Section 10 is for any reason unavailable to or insufficient to hold harmless an Indemnified Party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such Indemnified Party, as incurred:
(i)
in such proportion as is appropriate to reflect the relative benefits received by the Company, the Dealer Manager and the Offering Participant, respectively, from the proceeds received in the Offering pursuant to this Agreement and the relevant Offering Participant Agreement; or
(ii)
if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Dealer Manager and the Offering Participant, respectively, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.
(b)
The relative benefits received by the Company, the Dealer Manager and each Offering Participant, respectively, in connection with the proceeds received in the Offering pursuant to this Agreement and the relevant Offering Participant Agreement shall be deemed to be in the same respective proportion as the total net proceeds from the Offering pursuant to this Agreement and the relevant Offering Participant Agreement (before deducting expenses), received by the Company, and the total Selling Commissions, Dealer Manager Fees, Distribution Fees and other compensation retained by the Dealer Manager and the Offering Participant, respectively, in each case as set forth on the cover of the Memorandum, bear to the aggregate offering price of the Shares sold in the Offering as set forth on such cover.

(c)
The relative fault of the Company, the Dealer Manager and the Offering Participant, respectively, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact related to information supplied by the Company, by the Dealer Manager or by the Offering Participant, respectively, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
(d)
The Company, the Dealer Manager and the Offering Participant (by virtue of entering into the Offering Participant Agreement) agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable contributions referred to above in this Section 11. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an Indemnified Party and referred to above in this Section 11 shall be deemed to include any legal or other expenses reasonably incurred by the Indemnified Party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission or alleged omission.
(e)
Notwithstanding the provisions of this Section 11, the Dealer Manager and the Offering Participant shall not be required to contribute any amount by which the total price at which the Shares sold in the Offering by them exceeds the amount of any damages which the Dealer Manager and Offering Participant have otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.
(f)
No party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any party who was not guilty of such fraudulent misrepresentation.
(g)
For the purposes of this Section 11, the Dealer Manager’s officers, directors, employees, members, partners, agents and representatives, and each person, if any, who controls the Dealer Manager within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution of the Dealer Manager, and the officers, directors, employees, members, partners, agents and representatives of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution of the Company. The Offering Participants’ respective obligations to contribute pursuant to this Section 11 are several in proportion to the number of Shares sold by each Offering Participant in the Offering and not joint.

12.
Termination of this Agreement.
(a)
This Agreement may be terminated:
(i)
by either party upon sixty (60) days’ calendar written notice to the other party;
(ii)
by the Dealer Manager if the Company shall have materially failed to comply with any of the material provisions of this Agreement on its part to be performed at or prior to the Effective Date or if any of the representations, warranties, covenants or agreements of the Company herein contained shall not have been materially complied with or satisfied within the times specified;
(iii)
by the Dealer Manager upon the occurrence of a Company MAE; and
(iv)
by the Company upon the occurrence of a Dealer Manager MAE.
(b)
Upon the termination of this Agreement for any reason, the Dealer Manager shall:
(i)
to the extent not previously provided to the Company, provide a list of all investors who have subscribed for or purchased Shares and all Offering Participants with whom the Dealer Manager has entered into an Offering Participant Agreement;
(ii)
notify Offering Participants of the termination; and
(iii)
promptly deliver to the Company copies of any sales literature designed for use specifically for the Offering that it is then in the process of preparing. Upon termination of this Agreement, the Company shall pay to the Dealer Manager all compensation to which the Dealer Manager is or becomes entitled hereunder at such time compensation becomes payable.
13.
Survival. The following provisions of the Agreement shall survive the expiration or earlier termination of this Agreement: Section 4, Section 6(f), Section 6(j), Section 7, Section 8, Section 10, Section 11, Section 12(b), this Section 13, and Section 17. Notwithstanding anything else that may be to the contrary herein, the expiration or earlier termination of this Agreement shall not relieve a party for liability for any breach occurring prior to such expiration or earlier termination. In no event shall the Dealer Manager be entitled to payment of any compensation in connection with the Offering that is not completed according to this Agreement; provided, however, that the reimbursement of out-of-pocket accountable expenses actually incurred by the Dealer Manager or person associated with the Dealer Manager shall not be presumed to be unfair or unreasonable and shall be payable under normal circumstances.
14.
Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered (i) when delivered personally or by commercial messenger, (ii) one business day following deposit with a recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery and (iii) when transmitted, if sent by facsimile copy or electronic mail, provided confirmation of receipt is received by sender and such notice is sent by an additional method provided hereunder, in each case above provided such communication is addressed to the intended recipient thereof as set forth below:

If to the Company, to:	IPC Alternative Real Estate Income Trust, Inc. 2901 Butterfield Road Oak Brook, IL 60523 Attention: Keith Lampi Telephone: (630) 218-8000 Facsimile: (630) 586-6131 E-mail: lampi@inland-investments.com
with copies to:	DLA Piper LLP (US) 4141 Parklake Avenue Suite 300 Raleigh, NC 27612 Attention: Christopher Stambaugh Email: Christopher.stambaugh@dlapiper.com
If to the Dealer Manager, to:	Inland Securities Corporation 2901 Butterfield Road Oak Brook, IL 60523 Attention: Amy Tucek Telephone: (630) 218-8000 E-mail: atucek@inland-securities.com
15.
Reference to Inland Securities Corporation. All references herein to the Dealer Manager or Inland Securities Corporation hereunder shall be deemed to include all successors and assigns of Inland Securities Corporation.
16.
Parties. This Agreement shall inure to the benefit of and be binding upon the Dealer Manager, the Company and the successors and assigns of the Dealer Manager and the Company. This Agreement shall inure to the benefit of the Offering Participants to the extent set forth in Sections 10 and 11 hereof. Other than as provided in this Section 16, this Agreement and the conditions and provisions hereof are intended to be and shall be for the sole and exclusive benefit of the parties hereto and their respective successors and controlling persons, and for the benefit of no other person, firm or corporation, and the term “successors and assigns,” as used herein, shall not include any purchaser of Shares as such.
17.
Applicable Law. This Agreement and any disputes relative to the interpretation or enforcement hereto shall be governed by and construed under the internal laws, as opposed to the conflicts of law provisions, of the State of Illinois.

18.
Effectiveness of Agreement. This Agreement shall become effective on the Effective Date.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return it to us, whereupon this instrument will become a binding agreement between you and the Company in accordance with its terms.

IPC Alternative Real Estate Income Trust, Inc.

By:	/s/ Keith D. Lampi
Name:	Keith D. Lampi
Title:	Chief Executive Officer

Accepted as of the date

first above written:

Inland Securities Corporation, a Delaware corporation

By:	/s/ Amy Tucek
Name:	Amy Tucek
Title:	Chief Compliance Officer

DEALER MANAGER AGREEMENT

IPC ALTERNATIVE REAL ESTATE INCOME TRUST, INC. PRIVATE OFFERING

Exhibit 10.2

EXHIBIT A

INLAND SECURITIES CORPORATION

fORM OF SELECTED DEALER AGREEMENT – PRIVATE OFFERING

IPC Alternative Real Estate Income Trust, Inc.

«DD_CONTACT»

«BD»

«SUITE»

«ADDRESS»

«CITY», «STA» «ZIP»

Dear «SAL»:

We, Inland Securities Corporation (the “Dealer Manager”) have entered into a dealer manager agreement (the “Dealer Manager Agreement”) with IPC Alternative Real Estate Income Trust, Inc., a Maryland corporation (the “Company”), under which we have agreed to use our “best efforts” to solicit subscriptions for shares of the Company’s common stock. As described in the Dealer Manager Agreement, the Company is offering, on a private placement basis to “accredited investors” as such term is defined in the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D thereunder, pursuant to Rule 506(c) of the Securities Act (the “Offering”) shares of the Company’s common stock, $0.01 par value per share, consisting of Class I shares of common stock, Class X-1 shares of common stock, and Class X-2 shares of common stock (respectively, the “Class I Shares,” the “Class X-1 Shares,” and the “Class X-2 Shares” and collectively with any other classes of common stock offered in the Offering, the “Shares”).

The Offering is and shall be comprised of $500,000,000 Class I, Class X-1 and Class X-2 Shares as set forth in the Private Placement Memorandum, dated August 28, 2025 (as supplemented, the “Memorandum”). The Offering shall be comprised of Shares that may be issued and sold pursuant to a primary offering (“Primary Shares”) and through the Company’s distribution reinvestment plan (the “DRP,” and such Shares sold pursuant to the DRP, the “DRP Shares”). Concurrently with the offer and sale of the Shares pursuant to this Offering, the Company has filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement on Form S-11 (as amended and/or supplemented from time to time, the “Registration Statement”), including a prospectus which forms a part thereof (as amended and/or supplemented from time to time, the “Prospectus”), relating to its continuous public offering and sale of shares of its common stock (the “Public Offering”). Any reference to the “Registration

Statement” or “Prospectus” contained in this Agreement shall refer to the most recent Registration Statement declared effective by the Commission, and the Prospectus contained therein as amended and/or supplemented.

The Primary Shares will be issued and sold at a purchase price equal to the transaction price (the “transaction price”) generally equal to the Company’s prior month’s net asset value (“NAV”) per Share applicable to the class of Shares being purchased (as calculated in accordance with the procedures described in the Memorandum), or at a different offering price made available to investors in cases where the Company believes there has been a material change to the NAV per Share since the end of the prior month. For Stockholders (as defined below) who participate in the DRP, the cash distributions attributable to the class of Shares that each Stockholder owns will be automatically invested in additional Shares of the same class. All Shares sold pursuant to the DRP are to be issued and sold to Stockholders at a purchase price equal to the most recently published transaction price of the applicable class of Shares on the date that the distribution is payable.

In connection with the Offering, the minimum purchase by any one person shall be as set forth in the Memorandum (except as otherwise communicated by Company to the Dealer Manager). Each subscriber will be required to enter into a subscription agreement substantially in the form of the Subscription Agreement attached as Appendix C to the Memorandum (as may be amended by the Company from time to time, the “Subscription Agreement”), and will, upon acceptance of the subscriptions by the Company, become a stockholder of the Company (individually a “Stockholder” and collectively the “Stockholders”).

In connection with performing our obligations under the Dealer Manager Agreement, we are authorized to retain the services of securities dealers (each, a “Selected Dealer”) that are members of the Financial Industry Regulatory Authority, Inc. (“FINRA”) to solicit subscriptions. You are hereby invited to become a Selected Dealer and, as such, to use your best efforts to solicit subscribers for Shares in accordance with the following terms and conditions of this Selected Dealer Agreement (the “Agreement”). Capitalized terms used but not defined herein shall have the meanings set forth in the Dealer Manager Agreement.

The Shares are to be offered and sold as described under the caption “Plan of Distribution” in the Memorandum.

1.
Memorandum. The Shares are not required to be, and have not and will not be, registered with the Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Commission thereunder, in connection with the Offering. No registration statement relating to the Shares offered in the Offering is required to be, has been or will be filed under the securities laws of any state. The Shares will be offered and sold in reliance upon applicable exemptions from registration under the laws, regulations and policy statements of the United States and the applicable states, specifically relying on the safe harbor under Rule 506(c) of Regulation D. The Offering is more particularly described in the Memorandum. Additional copies of the Memorandum will be supplied to you in reasonable quantities upon request and may be provided to you in electronic version by us or by the Company. We will also provide you with reasonable quantities of any sales literature and other materials that have been approved in advance in writing by the Company and all appropriate regulatory agencies for use in the Offering, as applicable (the “Approved Sales Literature”).
2.
Offering and Sale of the Shares.
(a)
Compliance with Laws. You may undertake solicitation and other activities only in accordance with this Agreement, the Memorandum, and the Subscription Agreement, and any requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the applicable rules and regulations of the Commission, including, as applicable, Regulation Best Interest promulgated under the Exchange Act (“Regulation Best Interest”), and the rules of FINRA, specifically including, but not in any way limited to, FINRA Rules 2040, 2111, 2231, 2310, 5110, 5130 and 5141 therein, the Act, and any successors to such rules, applicable to the offer and sale of Shares (including, without limitation, any resales or transfers of Shares), the applicable securities laws, rules and regulations of states and jurisdictions as from time to time in effect and any other state, federal, foreign or other laws, rules and regulations applicable to the Offering, the sale of Shares or your activities pursuant to this Agreement, including without limitation the privacy standards and requirements of state and federal law, including the Gramm-Leach-Bliley Act of 1999, as amended (“GLBA”), and the laws governing money laundering abatement and anti-terrorist financing efforts, including the applicable rules of the Commission and FINRA, the Bank Secrecy Act, as amended, the USA PATRIOT Act of 2001 (the “Patriot Act”), and regulations administered by the Office of Foreign Asset Control at the Department of the Treasury.
(b)
Suitability. You hereby agree to comply with the applicable provisions of the Rules set forth in the FINRA manual, as well as all other applicable rules and regulations relating to suitability of investors, including, without limitation, the provisions of Regulation D, Rule 506 (including Rule 506(c)) and any enhanced standard of care applicable under Regulation Best Interest. You acknowledge that any recommendations of Shares that you make to retail investors, within the meaning of those terms for purposes of Regulation Best Interest, will be subject to Regulation Best Interest, and that the Dealer Manager shall not make any recommendation to any person solicited by you. Nothing contained in this section shall be construed to relieve you of your suitability obligations under FINRA Rule 2111 or FINRA Rule 2310. In offering the Shares to any person, you shall have reasonable grounds to believe that: (i) the person meets the “accredited investor” standards that are set forth in the Rules and Regulations and the Subscription Agreement; (ii) the information contained in each Subscription Agreement is true and correct in all material respects; (iii) each person will be acquiring the Shares for its own account and not for the account of others; (iv) each person has the financial ability to sustain the risks inherent in the Shares, including loss of investment and lack of liquidity; and (v) the investment is otherwise suitable for such person. In determining the suitability of any prospective investor, you may rely on information you have obtained from a prospective investor, including information regarding the age, other investments, investment experience, investment time horizon, liquidity needs, risk tolerance and any other relevant information known by you, including representations from such prospective investor meeting a certain subscription minimum as set forth in the Subscription Agreement. You certify that you have taken the actions regarding accredited investor verification as set forth in the Subscription Agreement for each prospective investor and that the information and representations made by you concerning investor verification for each prospective investor are true, correct and complete in all respects. You shall maintain for at least six years, or for a period of time not less than that required to comply with all applicable federal, state or other regulatory requirements, whichever is later, records of the information obtained from each investor and used to determine that each investor met the suitability standards imposed on the offer and sale of the Shares (both at the time of the initial subscription and at the time of any additional subscription). If requested by the Dealer Manager, you shall obtain other documentation reasonably deemed by the Company to be required under applicable law or as may be necessary to reflect the policies of the Company. You agree not to execute any transaction in a discretionary account without prior written approval of the transaction by the customer.
(c)
Delivery Obligation. You shall deliver to each person who subscribes for the Shares, a Memorandum, as then supplemented or amended, prior to the tender of his or her Subscription Agreement. If you intend to electronically deliver the Memorandum to any person, you shall comply with all requirements regarding electronic delivery described in Section 4 below.
(d)
Investor Questions. You shall advise each offeree of Shares in the Company at the time of the initial offering to such offeree that the Company shall, within a reasonable time before sale, accord offeree and offeree’s agents or representatives, if any, the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and to obtain any additional information, to the extent possessed or obtainable by the Company without unreasonable effort or expense, that is necessary to verify the accuracy of the information contained in the Memorandum.
(e)
Sales Literature. You may use and distribute in conjunction with the Offering only the Memorandum and Approved Sales Literature, provided, that the Memorandum must accompany or precede the distribution of any Approved Sales Literature. You may not show or give to any investor or prospective investor or reproduce any material or writing that is marked “Institutional Use Only” or otherwise bears a legend denoting that it is not to be used in connection with the sale of Shares to any investor or prospective investor; or show or give to any investor or prospective investor in a particular jurisdiction any material or writing if the material bears a legend denoting that it is not to be used in connection with the sale of Shares to members of the public in the applicable jurisdiction.
(f)
No Additional Information. Neither you nor any other person is authorized by the Company or by us to give any information or make any representations in connection with this Agreement or the offer of Shares other than those contained in the Memorandum, as then amended or supplemented, or any Approved Sales Literature. Other than as explicitly set forth in Section 4 herein, you are not authorized to act as our agent in any respect, and you shall neither act as our agent nor purport to act as our agent.
(g)
Jurisdictions. You shall offer the Shares only in the jurisdictions in which you are legally qualified to so act and in which you have been advised by the Dealer Manager that such offers can be made.
(h)
Adequate Due Diligence. Prior to offering the Shares for sale, you shall have conducted an inquiry such that you have reasonable grounds to believe, based on information made available to you by the Company, its affiliates or related parties through the Memorandum or other materials, that all material facts are adequately and accurately disclosed and provide a basis for evaluating a purchase of Shares.
(i)
Investor Disclosure. Prior to the sale of the Shares, you shall inform the prospective purchaser of all pertinent facts relating to the limited liquidity and marketability of the Shares.
(j)
Broker-Dealer. You are, and during the term of this Agreement will be, duly registered as a broker-dealer pursuant to the provisions of the Exchange Act and a member in good standing with FINRA.
(k)
Dealer Affiliation; Custodian of Assets/Registered Broker-Dealer. It is expressly understood by Selected Dealer that any Shares offered and sold pursuant to this Agreement will be offered and sold through Selected Dealer’s custodian of assets/registered broker-dealer identified on the signature page hereto as the broker-dealer responsible for effecting transactions in the Shares (the “Custodian of Assets/Registered Broker-Dealer”). The Custodian of Assets/Registered Broker-Dealer is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Selected Dealer acknowledges and represents that its transactions in the Shares shall be effected through the Custodian of Assets/Registered Broker-Dealer. The Selected Dealer shall cooperate with Dealer Manager to secure any agreement as may be required with the Custodian of Assets/Registered Broker-Dealer with respect to the Shares. Selected Dealer acknowledges that the Dealer Manager will not act as broker-dealer of record or custodian for any Shares offered and sold pursuant to this Agreement.
(l)
Share Classes. The Selected Dealer may sell the classes of Shares designated on Schedule I.
(m)
Disqualification Events. None of the Selected Dealer, any of its directors, executive officers, general partners, managing members, or other officers participating in the Offering, nor any directors, executive officers or other officers participating in the Offering of any such general partners or managing members, or employees or investment advisor representatives of the Selected Dealer or any such general partners or managing members that have been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Shares (each, a “Covered Person” and, together, “Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event (i) contemplated by Rule 506(d)(2) under the Securities Act and (ii) a description of which has been furnished in writing to the Dealer Manager prior to the date hereof. The Selected Dealer represents that it is not a party to any agreement other than this Agreement regarding the payment (directly or indirectly) of remuneration for solicitation of purchasers in connection with the sale of Shares. The Selected Dealer will notify the Dealer Manager of any such agreement entered into between the Selected Dealer and any other person.
(i)
The representations and warranties in Section 2(m) above are and shall be continuing representations and warranties throughout the term of the Offering. The Selected Dealer will notify the Dealer Manager in writing, promptly upon the occurrence of (A) any Disqualification Event relating to any Covered Person not previously disclosed to the Dealer Manager in accordance with Section 2(m) above, and (B) any event that would, with the passage of time, become a Disqualification Event relating to any Covered Person.
(ii)
The Selected Dealer shall provide to the Dealer Manager or the Company such certifications, documents and other information as reasonably requested from time to time by the Dealer Manager or the Company as such parties deem necessary or advisable to carry out the exercise of reasonable care under Rule 506(d) and (e) under the Securities Act in connection with the Offering.
(n)
Investor Accreditation. The Selected Dealer acknowledges that the Offering is being made in reliance on Rule 506(c) of Regulation D promulgated under the Securities Act. The Company is relying on a certification from the Selected Dealer that the prospective investor is an “accredited investor,” as defined in Regulation D. The Selected Dealer acknowledges that it will make a determination of the accredited investor status within the three-month period prior to the date that each prospective Investor acquires Shares.
3.
Submission of Orders.
(a)
Each person desiring to purchase Shares in the Offering will be required to complete and execute a Subscription Agreement and to deliver to you such completed and executed Subscription Agreement together with a check or wire transfer (“instrument of payment”) in the amount of such person’s purchase, which must be at least the minimum purchase amount set forth in the Memorandum. You shall instruct any persons who purchase Shares to make their instruments of payment payable to or for the benefit of the Company. Purchase orders that include (i) instruments of payment received by the Company at least five (5) business days prior to the first calendar day of the month (unless waived by the Dealer Manager) and (ii) a completed and executed Subscription Agreement in good order received by the Company at least five (5) business days prior to the first calendar day of the month (unless waived by the Dealer Manager) will be executed as of the first business day of the month. Subscribers may not submit an initial purchase order until at least five (5) business days after the date on which the subscriber receives a copy of the Memorandum.
(b)
If you receive a Subscription Agreement or instrument of payment not conforming to the foregoing instructions, you shall return such Subscription Agreement and instrument of payment directly to such subscriber not later than the end of the next business day following its receipt. You shall cause Subscription Agreements and instruments of payment received by you that conform to the foregoing instructions to be transmitted for deposit pursuant to one of the methods described in this Section 3. Transmittal of received investor funds will be made in accordance with the following procedures:
(i)
Where, pursuant to the Selected Dealer’s internal supervisory procedures, internal supervisory review is conducted at the same location at which Subscription Agreements and instruments of payment are received from subscribers, Subscription Agreements and instruments of payment will be transmitted by the end of the next business day following receipt by the Selected Dealer to the Company or its agent as set forth in the Subscription Agreement or as otherwise directed by the Company.
(ii)
Where, pursuant to the Selected Dealer’s internal supervisory procedures, final internal supervisory review is conducted at a different location, Subscription Agreements and instruments of payment will be transmitted by the end of the next business day following receipt by Selected Dealer to the office of the Selected Dealer conducting such final internal supervisory review (the “Final Review Office”). The Final Review Office will in turn, by the end of the next business day following receipt by the Final Review Office, transmit such Subscription Agreements and instruments of payment to the Company or its agent as set forth in the Subscription Agreement or as otherwise directed by the Company.
(c)
All orders, whether initial or additional, are subject to acceptance by and shall only become effective upon confirmation by the Company, which reserves the right to reject any order. Orders not accompanied by a Subscription Agreement and the required payment for the Shares may be rejected. Issuance of the Shares will be made only after acceptance of the subscription from the Company and actual receipt by the Company of payment therefor. If any check is not paid upon presentment, or if the Company is not in actual receipt of clearinghouse funds or cash, certified or cashier’s check or the equivalent in payment for the Shares, the Company reserves the right to cancel the sale without notice.

4.
Electronic Delivery and Electronic Signatures.
(a)
Electronic Delivery of Offering Documents. If you intend to use electronic delivery to distribute the Memorandum or other documents related to the Company to any person, you shall:
(i)
comply with all applicable rules, regulations and/or guidance relating to the electronic delivery of documents issued by the Commission, applicable blue sky examiners, FINRA, and any other applicable laws or regulations related to the electronic delivery of offering documents, as each may be amended from time to time (collectively, “Electronic Delivery Law”);
(ii)
obtain and record the informed consent of each such person to receive such documents, which records shall be maintained by you and made available to the Company and/or the Dealer Manager upon request;
(iii)
maintain written policies and procedures covering the delivery of electronic Memorandums, Approved Sales Literature and Subscription Agreements; and
(iv)
agree to the Electronic Delivery and Electronic Signature Use Indemnity Agreement attached hereto as Exhibit A.
(b)
Electronic Signatures. If you have adopted or later adopt a process by which persons may authorize certain account-related transactions and/or requests, in whole or in part, by “Electronic Signature,” as such term is defined in the Electronic Signature Law (as defined below), you shall:
(i)
confirm that each Electronic Signature is genuine and agree that your delivery of any offering document containing an Electronic Signature to us or the Company constitutes your representation that such Electronic Signature is genuine;
(ii)
ensure that each Electronic Signature represents the signature of the person required to sign the Subscription Agreement or other form to which such Electronic Signature is affixed;
(iii)
comply with all applicable terms of the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. 7001 et seq., the Uniform Electronic Transactions Act, as promulgated by the Uniform Conference of Commissioners on Uniform State Law in July 1999 and as adopted by the relevant jurisdiction(s) where you are licensed, and applicable rules, regulations and/or guidance relating to the use of electronic signatures issued by the Commission and FINRA, as each may be amended from time to time (collectively, “Electronic Signature Law”);
(iv)
maintain written policies and procedures covering the use of Electronic Signatures; and

(v)
agree to the Electronic Delivery and Electronic Signature Use Indemnity Agreement attached hereto as Exhibit A.
(c)
Acting as Agent of the Company. You acknowledge that you are acting as an agent of the Company only with respect to electronic delivery of the Memorandum, Subscription Agreements and Approved Sales Literature, the administration of the subscription process and the obtainment of electronic signatures and only to the extent your actions are in compliance with this Agreement.
5.
Compensation. The Company and the Dealer Manager shall pay no Selling Commissions, Dealer Manager Fees, Stockholder Servicing Fees or other transaction-based compensation to the Selected Dealer.
6.
Dealer Manager Authority; Liability. We shall have full authority to take any action we may deem advisable with respect to all matters pertaining to the Offering or arising thereunder. We shall not be liable to you for any loss, liability, claim, damage or expense whatsoever except for obligations expressly assumed by us hereunder; provided further, that nothing in this paragraph shall be deemed to relieve the undersigned from any liability imposed by the Securities Act.
7.
Privacy Act.
(a)
You shall comply with all applicable federal and state regulations regarding customer and consumer privacy, including Title V of the GLBA and the Fair Credit Reporting Act (“FCRA”) and the applicable GLBA and FCRA implementing regulations. Privacy provisions of the GLBA limit disclosure of customer information to uses required by law, regulation or rule, or uses consistent with the purposes for which this information was disclosed in this Agreement. As used in this Agreement, “customer information” is defined as any information contained on a customer’s application and includes all nonpublic personal information about a customer provided or shared by the Company, us and you.
(b)
You, the Dealer Manager and the Company shall not disclose nonpublic personal information of any customers who have opted out of such disclosures, except (a) to service providers (when necessary and as permitted under the GLBA), (b) to carry out the purposes for which one party discloses such nonpublic personal information to another party under this Agreement (when necessary and as permitted under the GLBA) or (c) as otherwise required by applicable law. Any nonpublic personal information that one party receives from another party shall be subject to the limitations on usage and disclosure described in this Section 7. Except as expressly permitted under the FCRA, you agree that you shall not disclose any information that would be considered a “consumer report” under the FCRA.
(c)
You shall be responsible for determining which customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, retrieving a list of such customers (the “List”) to identify customers that have exercised their opt-out rights. In the event you, the Dealer Manager or the

Company expects to use or disclose nonpublic personal information of any customer for purposes other than as set forth in this Section 7, it must first consult the List to determine whether the affected customer has exercised his or her opt-out rights. The use or disclosure of any nonpublic personal information of any customer that is identified on the List as having opted out of such disclosures, except as set forth in this Section 7, shall be prohibited.
(d)
You shall implement and maintain commercially reasonable measures in compliance with industry best practices designed (a) to assure the security and confidentiality of nonpublic personal information of all customers; (b) to protect such information against any anticipated threats or hazards to the security or integrity of such information; (c) to protect against unauthorized access to, or use of, such information that could result in material harm to any customer; (d) to protect against unauthorized disclosure of such information to unaffiliated third parties; and (e) to otherwise ensure its compliance with all applicable privacy standards and requirements of federal or state law (including, but not limited to, the GLBA), and any other applicable legal or regulatory requirements. You further agree to cause all your agents, representatives, affiliates, subcontractors, or any other party to whom you provide access to or discloses nonpublic personal information of customers to implement and maintain appropriate measures designed to meet the objectives set forth in this Section 7.
8.
Anti-Money Laundering. You shall comply with applicable laws and regulations, including federal and state securities laws, the Patriot Act, Executive Order 13224 – Executive Order on Terrorist Financing Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism, and applicable rules of FINRA. You hereby represent that you have adopted and implemented, and will maintain, a written anti-money laundering compliance program (“AML Program”) including, without limitation, anti-money laundering policies and procedures relating to customer identification in compliance with applicable laws and regulations. In accordance with these applicable laws and regulations and your AML Program, you shall take reasonable efforts to verify the identity of new customers, maintain customer records, and check the names of new customers against government watch lists, including the Office of Foreign Asset Control’s list of Specially Designated Nationals and Blocked Persons. Further, you shall provide the Financial Crimes Enforcement Network with information regarding: (a) the identity of a specified individual or organization; (b) an account number; (c) all identifying information provided by the account holder; and (d) the date and type of transaction, upon request. You shall monitor account activity to identify patterns of unusual timing, size or volume, geographic factors, and any of the other “red flags” described in the Patriot Act as potential signals of money laundering or terrorist financing, and shall submit to the Financial Crimes Enforcement Network any required suspicious activity reports about such activity and further will disclose such activity to applicable federal and state law enforcement when required by law. The Company and we reserve the right to reject account applications from new customers who fail to provide necessary account information or who intentionally provide misleading information. Upon request by the Dealer Manager at any time, you hereby agree to furnish (a) a copy of your AML Program to the Dealer Manager for review, and (b) a copy of the findings and any remedial actions taken in connection with your most recent independent testing of your AML Program. You agree to notify the Dealer Manager immediately if you are subject to a FINRA disclosure event or fine from FINRA related to your AML Program.
9.
Indemnification.
(a)
You shall indemnify and hold harmless us, the Company and our respective officers, directors, employees and agents, and each person, if any, who controls us or the Company within the meaning of the Securities Act (the “Company Indemnified Parties”, and together with the Selected Dealer Indemnified Parties, the “Indemnified Parties”) from and against any losses, claims, damages or liabilities to which they or any of them may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, (i) any breach of this Agreement or applicable law by you or (ii) any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact necessary to make any statements, in light of the circumstances under which they were made, not misleading, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made by you, or your authorized agents or representatives, in connection with the offer and sale of Shares, and was not based on any untrue statement or alleged untrue statement or omission or alleged omission made by any Company Indemnified Party to you, your authorized agents or representatives, on which you or your affiliates, officers, directors, employees and agents duly relied. You shall reimburse the Company Indemnified Parties for any reasonable legal or other expenses reasonably incurred by the Company Indemnified Parties, in connection with investigating or defending any loss, claim, damage, liability or action.
(b)
Promptly after receipt by an Indemnified Party of notice of the commencement of any action for which indemnification is provided under subsection (a) or (b) above, the Indemnified Party shall, if a claim in respect thereof is to be made hereunder against the indemnifying party, notify the indemnifying party in writing of the commencement thereof; provided, that the failure of the Indemnified Party to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any Indemnified Party under that subsection, except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by that failure. In case any action is brought against any Indemnified Party, it shall notify the indemnifying party of the commencement thereof and the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, assume the defense thereof, with counsel reasonably satisfactory to that indemnified party.
(c)
An Indemnified Party additionally may elect to employ its own legal counsel, but if it elects to do so the indemnifying party shall not be liable to that Indemnified Party for any legal expenses of any other counsel or any other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation. If, however, the Indemnified Party reasonably concludes that there may be defenses available to it that are different from or additional to those available to the indemnifying party, then the indemnifying party shall not have the right to retain counsel of its choice and the reasonable legal and other expenses incurred by the Indemnified Party shall be borne by the indemnifying party.
(d)
Each Indemnified Party receiving reimbursement of reasonable legal and other expenses undertakes to repay the funds advanced by the indemnifying party, in cases in which the Indemnified Party is thereafter found not to be entitled to indemnification hereunder.
(e)
If the indemnification provided for in this Section 9 is unavailable to any Indemnified Party under paragraphs (a) or (b) hereof in respect of any losses, liabilities, claims, damages or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, liabilities, claims, damages or expenses (i) in the proportion as is appropriate to reflect the relative benefit of the Company, us and you, respectively, from the proceeds received in the Offering pursuant to the Dealer Manager Agreement and this Agreement, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefit referred to in clause (i) above but also the relative faults of the Company, us or you, respectively, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, us and you, respectively, in connection with the proceeds received in the Offering pursuant to the Dealer Manager Agreement and the relevant Offering Participant Agreement shall be deemed to be in the same respective proportion as the total net proceeds from the Offering pursuant to the Dealer Manager Agreement and this Agreement (before deducting expenses), received by the Company, and the total Selling Commissions, Dealer Manager Fees, Distribution Fees and other compensation retained by the Dealer Manager and you, respectively, in each case as set forth on the cover of the Memorandum, bear to the aggregate offering price of the Shares sold in the Offering as set forth on such cover. The relative fault of the Company, us and you shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact related to information supplied by the Company, by the Dealer Manager or by you, respectively, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. You agree that Sections 11(d) through (g) of the Dealer Manager Agreement shall apply to your contribution obligations pursuant to this section.
10.
Termination of Agreement. This Agreement, except for the provisions of Section 7 and Section 9 hereof, may be terminated at any time by either party hereto by two days’ prior written notice to the other party and, in all events, this Agreement shall terminate on the date the Dealer Manager Agreement is terminated, except for the provisions of Section

2(a), Section 2(b), Section 4, Section 5, Section 7, Section 9, Section 10, Section 11 and Section 12 hereof, each of which shall survive the termination of this Agreement.
11.
Company as Party to Agreement. The Company and the Company Indemnified Parties shall be third party beneficiaries to your representations, warranties, covenants and agreements contained in Section 9. The Company and the Company Indemnified Parties shall have all enforcement rights in law and in equity with respect to those portions of this Agreement as to which each is a third party beneficiary.
12.
Confidentiality. It is anticipated that (i) you and your officers, directors, managers, employees, owners, members, partners, home office diligence personnel or other agents that are conducting a due diligence inquiry on your behalf and (ii) persons or committees, as the case may be, responsible for determining whether you will participate in the Offering ((i) and (ii) are collectively, the “Diligence Representatives”) either have previously or will in the future have access to certain Confidential Information (defined below) pertaining to the Company, the Dealer Manager, the Advisor, or their respective affiliates. For purposes hereof, “Confidential Information” shall mean and include: (i) trade secrets concerning the business and affairs of the Company, the Dealer Manager, the Advisor, or their respective affiliates; (ii) confidential data, know-how, current and planned research and development, current and planned methods and processes, marketing lists or strategies, slide presentations, business plans, however documented, belonging to the Company, the Dealer Manager, the Advisor, or their respective affiliates; (iii) information concerning the business and affairs of the Company, the Dealer Manager, the Advisor, or their respective affiliates (including, without limitation, historical financial statements, financial projections and budgets, investment-related information, models, budgets, plans, and market studies, however documented; (iv) any information marked or designated “Confidential—For Due Diligence Purposes Only”; and (v) any notes, analysis, compilations, studies, summaries and other material containing or based, in whole or in part, on any information included in the foregoing. You agree to keep, and to cause your Diligence Representatives to keep, all such Confidential Information strictly confidential and to not use, distribute or copy the same except in connection with your due diligence inquiry. You agree to not disclose, and to cause your Diligence Representatives not to disclose, such Confidential Information to the public, or to your sales staff, financial advisors, or any person involved in selling efforts related to the Offering or to any other third party and agree not to use the Confidential Information in any manner in the offer and sale of the Shares. You further agree to use all reasonable precautions necessary to preserve the confidentiality of such Confidential Information, including, but not limited to (a) limiting access to such information to persons who have a need to know such information only for the purpose of your due diligence inquiry and (b) informing each recipient of such Confidential Information of your confidentiality obligation. You acknowledge that you or your Diligence Representatives may previously have received Confidential Information in connection with preliminary due diligence on the Company, and agree that the foregoing restrictions shall apply to any such previously received Confidential Information. You acknowledge that you or your Diligence Representatives may in the future receive Confidential Information either in individual or collective meetings or telephone calls with the Company, and agree that the foregoing restrictions shall apply to any Confidential Information received in the future through any source or medium. You acknowledge the restrictions and limitations of Regulation F-D promulgated by the Commission and agree that the foregoing restrictions are necessary and appropriate in order for the Company to comply therewith. Notwithstanding the foregoing, Confidential Information may be disclosed (a) if approved in writing for disclosure by the Company or the Dealer Manager, (b) pursuant to a subpoena or as required by law, or (c) as required by regulation, rule, order or request of any governing or self-regulatory organization (including the Commission or FINRA), provided that you shall notify the Dealer Manager in advance if practicable under the circumstances of any attempt to obtain Confidential Information pursuant to provisions (b) and (c).
13.
Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered: (i) when delivered personally or by commercial messenger; (ii) one business day following deposit with a recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery; (iii) when transmitted, if sent by facsimile copy or electronic mail, provided confirmation of receipt is received by sender and such notice is sent by an additional method provided hereunder, in each case above provided such communication is addressed to the intended recipient thereof as set forth below:

If to the Dealer Manager, to:	Inland Securities Corporation 2901 Butterfield Road Oak Brook, IL 60523 Attention: Amy Tucek Telephone: (630) 218-8000 Facsimile: (630) 645-2082 E-mail: atucek@inland-securities.com
with copies to:	IPC Alternative Real Estate Income Trust, Inc. 2901 Butterfield Road Oak Brook, IL 60523 Attention: Keith Lampi Telephone: (630) 218-8000 Facsimile: (630) 586-6131 E-mail: lampi@inlandprivatecapital.com
If to the Selected Dealer, to:	______________________________ ______________________________ ______________________________ ______________________________ ______________________________ ______________________________
14.
Applicable Law. This Agreement and any disputes relative to the interpretation or enforcement hereto shall be governed by and construed under the internal laws, as opposed to the conflicts of laws provisions, of the State of Illinois.

15.
Not a Separate Entity. Nothing herein contained shall constitute you, Inland Securities Corporation, the other Offering Participants or any of them as an association, partnership, limited liability company, unincorporated business or other separate entity.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

If the foregoing is in accordance with your understanding and agreement, please sign and return the attached duplicate of this Agreement. Your indicated acceptance thereof shall constitute a binding agreement between you and us.

Very truly yours,

INLAND SECURITIES CORPORATION

We confirm our agreement to act as a Selected Dealer pursuant to all the terms and conditions of the above Selected Dealer Agreement. We hereby represent that we will comply with the applicable requirements of the Securities Act and the Exchange Act and the applicable rules and regulations of the Commission thereunder, and applicable blue sky or other state securities laws including the rules and regulations thereunder. We confirm that we are a member in good standing with FINRA and represent that we will comply with the rules and regulations promulgated by FINRA.

Please check the applicable box below and complete the associated information:

☐ Broker-Dealer Only

☐ Dual Broker-Dealer and RIA

☐ Broker-Dealer with an affiliated RIA

Dated:
Name of Selected Dealer:
CRD Number:

Authorized Signature	Please print Name and Title
Email Address:

Dated:
Name of RIA (if checked above):
CRD Number:

Authorized Signature	Please print Name and Title
Email Address:

SCHEDULE I

ADDENDUM

TO

SELECTED DEALER AGREEMENT WITH

INLAND SECURITIES CORPORATION

Name of Selected Dealer:

Share Class Election

CHECK EACH APPLICABLE BOX BELOW IF THE SELECTED DEALER ELECTS TO PARTICIPATE IN THE DISTRIBUTION OF THE LISTED SHARE CLASS

Check Box	Share Class	Selling Commission	Dealer Manager Fee	Distribution Fee	Minimum Investment Amount
☐	Class I (institutional)	N/A	N/A	N/A	$1,000,000 (unless waived by the Dealer Manager)
☐	Class X-1	N/A	N/A	N/A	$1,000,000 (unless waived by the Dealer Manager)
☐	Class X-2	N/A	N/A	N/A	$1,000,000 (unless waived by the Dealer Manager)

Special Instructions:

IN WITNESS WHEREOF, the parties hereto have caused this addendum to be executed as of the date first written above.

“DEALER MANAGER”

INLAND SECURITIES CORPORATION

“SELECTED DEALER”

(Print Name of Selected Dealer)

EXHIBIT A TO SELECTED DEALER AGREEMENT

Electronic Delivery and Electronic Signature Use Indemnity Agreement

Selected Dealer has adopted a process by which clients may authorize certain account-related transactions or requests, in whole or in part, evidenced by Electronic Signature (as such term is defined in Section 4 of the Selected Dealer Agreement) and may receive the Memorandum, Subscription Agreements and Approved Sales Literature via electronic delivery. In consideration of the Company allowing Selected Dealer and its clients to execute certain account-related transactions and/or requests, in whole or in part, by Electronic Signature, and allowing Selected Dealer to deliver the Memorandum, Subscription Agreements and Approved Sales Literature via electronic delivery, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Selected Dealer does hereby, for itself and its successors and permitted assigns, covenant and agree to indemnify and hold harmless the Company, the Dealer Manager, each of their affiliates and each of their and their affiliates’ officers, directors, trustees, agents and employees, in whatever capacity they may act, from and against any and all claims (whether groundless or otherwise), losses, liabilities, damages and expenses, including, but not limited to, costs, disbursements and reasonable counsel fees (whether incurred in connection with such claims, losses, liabilities, damages and expenses or in connection with the enforcement of any rights hereunder), arising out of or in connection with the Selected Dealer’s representations or covenants set forth in Section 4 of the Selected Dealer Agreement or the representations described below.

The Selected Dealer represents that it will comply with all applicable terms of Electronic Signature Law and Electronic Delivery Law as outlined in Section 4 of the Selected Dealer Agreement. Selected Dealer represents that the Company may accept any Electronic Signature without any responsibility to verify or authenticate that it is the signature of Selected Dealer’s client given with such client’s prior authorization and consent. Selected Dealer represents that the Company may act in accordance with the instructions authorized by Electronic Signature without any responsibility to verify that Selected Dealer’s client intended to give the Electronic Signature for the purpose of authorizing the instruction, transaction or request and that Selected Dealer’s client received all disclosures required by applicable Electronic Signature Law and Electronic Delivery Law. Selected Dealer agrees to provide a copy of each Electronic Signature and further evidence supporting any Electronic Signature or electronic delivery upon request by the Company.

Exhibit 10.3

EXHIBIT B

INLAND SECURITIES CORPORATION

fORM OF SELECTED RIA AGREEMENT – PRIVATE OFFERING

IPC Alternative Real Estate Income Trust, Inc.

«DD_CONTACT»

«RIA»

«SUITE»

«ADDRESS»

«CITY», «STA» «ZIP»

Dear «SAL»:

We, Inland Securities Corporation (the “Dealer Manager”) have entered into a dealer manager agreement (the “Dealer Manager Agreement”) with IPC Alternative Real Estate Income Trust, Inc., a Maryland corporation (the “Company”), under which we have agreed to use our “best efforts” to solicit subscriptions for shares of the Company’s common stock. As described in the Dealer Manager Agreement, the Company is offering, on a private placement basis to “accredited investors” as such term is defined in the Securities Act of 1933, as amended (the “Securities Act”) and Regulation D thereunder, pursuant to Rule 506(c) of the Securities Act (the “Offering”) shares of the Company’s common stock, $0.01 par value per share, consisting of Class I shares of common stock, Class X-1 shares of common stock, and Class X-2 shares of common stock (respectively, the “Class I Shares,” the “Class X-1 Shares,” and the “Class X-2 Shares” and collectively with any other classes of common stock offered in the Offering, the “Shares”).

The Offering is and shall be comprised of $500,000,000 Class I, Class X-1 and Class X-2 Shares as set forth in the Private Placement Memorandum, dated August 28, 2025 (as supplemented, the “Memorandum”). The Offering shall be comprised of Shares that may be issued and sold pursuant to a primary offering (“Primary Shares”) and through the Company’s distribution reinvestment plan (the “DRP,” and such Shares sold pursuant to the DRP, the “DRP Shares”). Concurrently with the offer and sale of the Shares pursuant to this Offering, the Company has filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement on Form S-11 (as amended and/or supplemented from time to time, the “Registration Statement”), including a prospectus which forms a part thereof (as amended and/or supplemented from time to time, the “Prospectus”), relating to its continuous public offering and sale of shares of its common stock (the “Public Offering”). Any reference to the “Registration

I-5

DOCPROPERTY DOCXDOCID DMS=IManage Format=<<LIB>>\<<NUM>>.<<VER>> PRESERVELOCATION \* MERGEFORMAT Active\600229466.2

Statement” or “Prospectus” contained in this Agreement shall refer to the most recent Registration Statement declared effective by the Commission, and the Prospectus contained therein as amended and/or supplemented.

The Primary Shares will be issued and sold at a purchase price equal to the transaction price (the “transaction price”) generally equal to the Company’s prior month’s net asset value (“NAV”) per Share applicable to the class of Shares being purchased (as calculated in accordance with the procedures described in the Memorandum), or at a different offering price made available to investors in cases where the Company believes there has been a material change to the NAV per Share since the end of the prior month. For Stockholders (as defined below) who participate in the DRP, the cash distributions attributable to the class of Shares that each Stockholder owns will be automatically invested in additional Shares of the same class. All Shares sold pursuant to the DRP are to be issued and sold to Stockholders at a purchase price equal to the most recently published transaction price of the applicable class of Shares on the date that the distribution is payable.

In connection with the Offering, the minimum purchase by any one person shall be as set forth in the Memorandum (except as otherwise communicated by Company to the Dealer Manager). Each subscriber will be required to enter into a subscription agreement substantially in the form of the Subscription Agreement attached as Appendix C to the Memorandum (as may be amended by the Company from time to time, the “Subscription Agreement”), and will, upon acceptance of the subscriptions by the Company, become a stockholder of the Company (individually a “Stockholder” and collectively the “Stockholders”).

In connection with performing our obligations under the Dealer Manager Agreement, we are authorized to retain the services of registered investment advisers (each, a “Selected RIA”) in good standing under the Investment Advisers Act of 1940, as amended (the “Act”), to solicit subscriptions. You are hereby invited to become a Selected RIA and, as such, to use your best efforts to solicit subscribers for Shares in accordance with the following terms and conditions of this Selected RIA Agreement (the “Agreement”). Capitalized terms used but not defined herein shall have the meanings set forth in the Dealer Manager Agreement.

The Shares are to be offered and sold as described under the caption “Plan of Distribution” in the Memorandum.

1.
Memorandum. The Shares are not required to be, and have not and will not be, registered with the Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Commission thereunder, in connection with the Offering. No registration statement relating to the Shares offered in the Offering is required to be, has been or will be filed under the securities laws of any state. The Shares will be offered and sold in reliance upon applicable exemptions from registration under the laws, regulations and policy statements of the United States and the applicable states, specifically relying on the safe harbor under Rule 506(c) of Regulation D. The Offering is more particularly described in the Memorandum. Additional copies of the Memorandum will be supplied to you in reasonable quantities upon request and may be provided to you in electronic version by us or by the Company. We will also provide you with reasonable quantities of any sales literature and other materials that have been approved in advance in writing by the Company and all appropriate regulatory agencies for use in the Offering, as applicable (the “Approved Sales Literature”).
2.
Offering and Sale of the Shares.
(a)
Compliance with Laws. You may undertake solicitation and other activities only in accordance with this Agreement, the Memorandum and the Subscription Agreement, and any requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the applicable rules and regulations of the Commission, the Act, and any successors to such rules, applicable to the offer and sale of Shares (including, without limitation, any resales or transfers of Shares), the applicable securities laws, rules and regulations of states and jurisdictions as from time to time in effect, and any other state, federal, foreign or other laws, rules and regulations applicable to the Offering, the sale of Shares or your activities pursuant to this Agreement, including without limitation the privacy standards and requirements of state and federal law, including the Gramm-Leach-Bliley Act of 1999, as amended (“GLBA”), and the laws governing money laundering abatement and anti-terrorist financing efforts, including the applicable rules of the Commission and Financial Industry Regulatory Authority, Inc. (“FINRA”), the Bank Secrecy Act, as amended, the USA PATRIOT Act of 2001 (the “Patriot Act”), and regulations administered by the Office of Foreign Asset Control at the Department of the Treasury.
(b)
Suitability. You hereby agree to comply with the applicable provisions of the Rules set forth in the FINRA manual, as well as all other applicable rules and regulations relating to suitability of investors, including, without limitation, the provisions of Regulation D, Rule 506 (including Rule 506(c)) and any enhanced standard of care applicable under Regulation Best Interest. In offering the Shares to any person, you shall have reasonable grounds to believe that: (i) the person meets the “accredited investor” standards that are set forth in the Rules and Regulations and the Subscription Agreement; (ii) the information contained in each Subscription Agreement is true and correct in all material respects; (iii) each person will be acquiring the Shares for its own account and not for the account of others; (iv) each person has the financial ability to sustain the risks inherent in the Shares, including loss of investment and lack of liquidity; and (v) the investment is otherwise suitable for such person. In determining the suitability of any prospective investor, you may rely on information you have obtained from a prospective investor, including information regarding the age, other investments, investment experience, investment time horizon, liquidity needs, risk tolerance and any other relevant information known by you, including representations from such prospective investor meeting a certain subscription minimum as set forth in the Subscription Agreement. You certify that you have taken the actions regarding accredited investor verification as set forth in the Subscription Agreement for each prospective investor and that the information and representations made by you concerning investor verification for each prospective investor are true, correct and complete in all respects. You shall maintain for at least six years, or for a period of time not less than that required to comply with all applicable federal, state or other regulatory requirements, whichever is later, records of the information obtained from each investor and used to determine that each investor met the suitability standards imposed on the offer and sale of the Shares (both at the time of the initial subscription and at the time of any additional subscription). If requested by the Dealer Manager, you shall obtain other documentation reasonably deemed by the Company to be required under applicable law or as may be necessary to reflect the policies of the Company.
(c)
Delivery Obligation. You shall deliver to each person who subscribes for the Shares, a Memorandum, as then supplemented or amended, prior to the tender of his or her Subscription Agreement. If you intend to electronically deliver the Memorandum to any person, you shall comply with all requirements regarding electronic delivery described in Section 4 below.
(d)
Investor Questions. You shall advise each offeree of Shares in the Company at the time of the initial offering to such offeree that the Company shall, within a reasonable time before sale, accord offeree and offeree’s agents or representatives, if any, the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and to obtain any additional information, to the extent possessed or obtainable by the Company without unreasonable effort or expense, that is necessary to verify the accuracy of the information contained in the Memorandum.
(e)
Sales Literature. You may use and distribute in conjunction with the Offering only the Memorandum and Approved Sales Literature, provided, that the Memorandum must accompany or precede the distribution of any Approved Sales Literature. You may not show or give to any investor or prospective investor or reproduce any material or writing that is marked “Institutional Use Only” or otherwise bears a legend denoting that it is not to be used in connection with the sale of Shares to any investor or prospective investor; or show or give to any investor or prospective investor in a particular jurisdiction any material or writing if the material bears a legend denoting that it is not to be used in connection with the sale of Shares to members of the public in the applicable jurisdiction.
(f)
No Additional Information. Neither you nor any other person is authorized by the Company or by us to give any information or make any representations in connection with this Agreement or the offer of Shares other than those contained in the Memorandum, as then amended or supplemented, or any Approved Sales Literature. Other than as explicitly set forth in Section 4 herein, you are not authorized to act as our agent in any respect, and you shall neither act as our agent nor purport to act as our agent.
(g)
Jurisdictions. You shall offer the Shares only in the jurisdictions in which you are legally qualified to so act and in which you have been advised by the Dealer Manager that such offers can be made.

(h)
Adequate Due Diligence. Prior to offering the Shares for sale, you shall have conducted an inquiry such that you have reasonable grounds to believe, based on information made available to you by the Company, its affiliates or related parties through the Memorandum or other materials, that all material facts are adequately and accurately disclosed and provide a basis for evaluating a purchase of Shares.
(i)
Investor Disclosure. Prior to the sale of the Shares, you shall inform the prospective purchaser of all pertinent facts relating to the limited liquidity and marketability of the Shares.
(j)
RIA. You are, and during the term of this Agreement will be, a registered investment adviser in good standing under the Act, and are, and during the term of this Agreement will be, duly authorized to perform investment advisory services on behalf of your clients under any applicable federal or state law and in all states where Shares are or will be offered.
(k)
Dealer Affiliation; Custodian of Assets/Registered Broker-Dealer. It is expressly understood by Selected RIA that any Shares offered and sold pursuant to this Agreement will be offered and sold through Selected RIA’s custodian of assets/registered broker-dealer identified on the signature page hereto as the broker-dealer responsible for effecting transactions in the Shares (the “Custodian of Assets/Registered Broker-Dealer”). The Custodian of Assets/Registered Broker-Dealer is a registered broker-dealer and member of the FINRA. Selected RIA acknowledges and represents that its transactions in the Shares shall be effected through the Custodian of Assets/Registered Broker-Dealer. The Selected RIA shall cooperate with Dealer Manager to secure any agreement as may be required with the Custodian of Assets/Registered Broker-Dealer with respect to the Shares. Selected RIA acknowledges that the Dealer Manager will not act as broker-dealer of record or custodian for any Shares offered and sold pursuant to this Agreement.
(l)
Share Classes. The Selected RIA may sell the classes of Shares designated on Schedule I.
(m)
Disqualification Events. None of the Selected RIA, any of its directors, executive officers, general partners, managing members, or other officers participating in the Offering, nor any directors, executive officers or other officers participating in the Offering of any such general partners or managing members, or employees or investment advisor representatives of the Selected RIA or any such general partners or managing members that have been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Shares (each, a “Covered Person” and, together, “Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event (i) contemplated by Rule 506(d)(2) under the Securities Act and (ii) a description of which has been furnished in writing to the Dealer Manager prior to the date hereof. The Selected RIA represents that it is not a party to any agreement other than this Agreement regarding the payment (directly or indirectly) of remuneration for solicitation of purchasers in connection with the sale of Shares. The Selected RIA will notify the Dealer Manager of any such agreement entered into between the Selected RIA and any other person.
(i)
The representations and warranties in Section 2(m) above are and shall be continuing representations and warranties throughout the term of the Offering. The Selected RIA will notify the Dealer Manager in writing, promptly upon the occurrence of (A) any Disqualification Event relating to any Covered Person not previously disclosed to the Dealer Manager in accordance with Section 2(m) above, and (B) any event that would, with the passage of time, become a Disqualification Event relating to any Covered Person.
(ii)
The Selected RIA shall provide to the Dealer Manager or the Company such certifications, documents and other information as reasonably requested from time to time by the Dealer Manager or the Company as such parties deem necessary or advisable to carry out the exercise of reasonable care under Rule 506(d) and (e) under the Securities Act in connection with the Offering.
(n)
Investor Accreditation. The Selected RIA acknowledges that the Offering is being made in reliance on Rule 506(c) of Regulation D promulgated under the Securities Act. The Company is relying on a certification from the Selected RIA that the prospective investor is an “accredited investor,” as defined in Regulation D. The Selected RIA acknowledges that it will make a determination of the accredited investor status within the three-month period prior to the date that each prospective Investor acquires Shares.
3.
Submission of Orders.
(a)
Each person desiring to purchase Shares in the Offering will be required to complete and execute a Subscription Agreement and to deliver to you such completed and executed Subscription Agreement together with a check or wire transfer (“instrument of payment”) in the amount of such person’s purchase, which must be at least the minimum purchase amount set forth in the Memorandum. You shall instruct any persons who purchase Shares to make their instruments of payment payable to or for the benefit of the Company. Purchase orders that include (i) instruments of payment received by the Company at least five (5) business days prior to the first calendar day of the month (unless waived by the Dealer Manager) and (ii) a completed and executed Subscription Agreement in good order received by the Company at least five (5) business days prior to the first calendar day of the month (unless waived by the Dealer Manager) will be executed as of the first business day of the month. Subscribers may not submit an initial purchase order until at least five (5) business days after the date on which the subscriber receives a copy of the Memorandum.

(b)
If you receive a Subscription Agreement or instrument of payment not conforming to the foregoing instructions, you shall return such Subscription Agreement and instrument of payment directly to such subscriber not later than the end of the next business day following its receipt. You shall cause Subscription Agreements and instruments of payment received by you that conform to the foregoing instructions to be transmitted for deposit pursuant to one of the methods described in this Section 3. Transmittal of received investor funds will be made in accordance with the following procedures:
(i)
Where, pursuant to the Custodian of Assets/Registered Broker-Dealer’s internal supervisory procedures, internal supervisory review is conducted at the same location at which Subscription Agreements and instruments of payment are received from subscribers, Subscription Agreements and instruments of payment will be transmitted by the end of the next business day following receipt by the Selected RIA to the Company or its agent as set forth in the Subscription Agreement or as otherwise directed by the Company.
(ii)
Where, pursuant to the Custodian of Assets/Registered Broker-Dealer’s internal supervisory procedures, final internal supervisory review is conducted at a different location, Subscription Agreements and instruments of payment will be transmitted by the end of the next business day following receipt by the Custodian of Assets/Registered Broker-Dealer to the office of the Custodian of Assets/Registered Broker-Dealer conducting such final internal supervisory review (the “Final Review Office”). The Final Review Office will in turn, by the end of the next business day following receipt by the Final Review Office, transmit such Subscription Agreements and instruments of payment to the Company or its agent as set forth in the Subscription Agreement or as otherwise directed by the Company.
(c)
All orders, whether initial or additional, are subject to acceptance by and shall only become effective upon confirmation by the Company, which reserves the right to reject any order. Orders not accompanied by a Subscription Agreement and the required payment for the Shares may be rejected. Issuance of the Shares will be made only after acceptance of the subscription from the Company and actual receipt by the Company of payment therefor. If any check is not paid upon presentment, or if the Company is not in actual receipt of clearinghouse funds or cash, certified or cashier’s check or the equivalent in payment for the Shares, the Company reserves the right to cancel the sale without notice.
4.
Electronic Delivery and Electronic Signatures.
(a)
Electronic Delivery of Offering Documents. If you intend to use electronic delivery to distribute the Memorandum or other documents related to the Company to any person, you shall:

(i)
comply with all applicable rules, regulations and/or guidance relating to the electronic delivery of documents issued by the Commission, applicable blue sky examiners, the Act, and any other applicable laws or regulations related to the electronic delivery of offering documents, as each may be amended from time to time (collectively, “Electronic Delivery Law”);
(ii)
obtain and record the informed consent of each such person to receive such documents, which records shall be maintained by you and made available to the Company and/or the Dealer Manager upon request;
(iii)
maintain written policies and procedures covering the delivery of electronic Memorandums, Approved Sales Literature and Subscription Agreements; and
(iv)
agree to the Electronic Delivery and Electronic Signature Use Indemnity Agreement attached hereto as Exhibit A.
(b)
Electronic Signatures. If you have adopted or later adopt a process by which persons may authorize certain account-related transactions and/or requests, in whole or in part, by “Electronic Signature,” as such term is defined in the Electronic Signature Law (as defined below), you shall:
(i)
confirm that each Electronic Signature is genuine and agree that your delivery of any offering document containing an Electronic Signature to us or the Company constitutes your representation that such Electronic Signature is genuine;
(ii)
ensure that each Electronic Signature represents the signature of the person required to sign the Subscription Agreement or other form to which such Electronic Signature is affixed;
(iii)
comply with all applicable terms of the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. 7001 et seq., the Uniform Electronic Transactions Act, as promulgated by the Uniform Conference of Commissioners on Uniform State Law in July 1999 and as adopted by the relevant jurisdiction(s) where you are licensed, and applicable rules, regulations and/or guidance relating to the use of electronic signatures issued by the Commission and FINRA, as each may be amended from time to time (collectively, “Electronic Signature Law”);
(iv)
maintain written policies and procedures covering the use of Electronic Signatures; and
(v)
agree to the Electronic Delivery and Electronic Signature Use Indemnity Agreement attached hereto as Exhibit A.
(c)
Acting as Agent of the Company. You acknowledge that you are acting as an agent of the Company only with respect to electronic delivery of the Memorandum,

Subscription Agreements and Approved Sales Literature, the administration of the subscription process and the obtainment of electronic signatures and only to the extent your actions are in compliance with this Agreement.
5.
Compensation. The Company and the Dealer Manager shall pay no Selling Commissions, Dealer Manager Fees, Stockholder Servicing Fees or other transaction-based compensation to the Selected RIA.
6.
Dealer Manager Authority; Liability. We shall have full authority to take any action we may deem advisable with respect to all matters pertaining to the Offering or arising thereunder. We shall not be liable to you for any loss, liability, claim, damage or expense whatsoever except for obligations expressly assumed by us hereunder; provided further, that nothing in this paragraph shall be deemed to relieve the undersigned from any liability imposed by the Securities Act.
7.
Privacy Act.
(a)
You shall comply with all applicable federal and state regulations regarding customer and consumer privacy, including Title V of the GLBA and the Fair Credit Reporting Act (“FCRA”) and the applicable GLBA and FCRA implementing regulations. Privacy provisions of the GLBA limit disclosure of customer information to uses required by law, regulation or rule, or uses consistent with the purposes for which this information was disclosed in this Agreement. As used in this Agreement, “customer information” is defined as any information contained on a customer’s application and includes all nonpublic personal information about a customer provided or shared by the Company, us and you.
(b)
You, the Dealer Manager and the Company shall not disclose nonpublic personal information of any customers who have opted out of such disclosures, except (a) to service providers (when necessary and as permitted under the GLBA), (b) to carry out the purposes for which one party discloses such nonpublic personal information to another party under this Agreement (when necessary and as permitted under the GLBA) or (c) as otherwise required by applicable law. Any nonpublic personal information that one party receives from another party shall be subject to the limitations on usage and disclosure described in this Section 7. Except as expressly permitted under the FCRA, you agree that you shall not disclose any information that would be considered a “consumer report” under the FCRA.
(c)
You shall be responsible for determining which customers have opted out of the disclosure of nonpublic personal information by periodically reviewing and, if necessary, retrieving a list of such customers (the “List”) to identify customers that have exercised their opt-out rights. In the event you, the Dealer Manager or the Company expects to use or disclose nonpublic personal information of any customer for purposes other than as set forth in this Section 7, it must first consult the List to determine whether the affected customer has exercised his or her opt-out rights. The use or disclosure of any nonpublic personal information of any customer that is identified on the List as having opted out of such disclosures, except as set forth in this Section 7, shall be prohibited.
(d)
You shall implement and maintain commercially reasonable measures in compliance with industry best practices designed (a) to assure the security and confidentiality of nonpublic personal information of all customers; (b) to protect such information against any anticipated threats or hazards to the security or integrity of such information; (c) to protect against unauthorized access to, or use of, such information that could result in material harm to any customer; (d) to protect against unauthorized disclosure of such information to unaffiliated third parties; and (e) to otherwise ensure its compliance with all applicable privacy standards and requirements of federal or state law (including, but not limited to, the GLBA), and any other applicable legal or regulatory requirements. You further agree to cause all your agents, representatives, affiliates, subcontractors, or any other party to whom you provide access to or discloses nonpublic personal information of customers to implement and maintain appropriate measures designed to meet the objectives set forth in this Section 7.
8.
Anti-Money Laundering. You shall comply with applicable laws and regulations, including federal and state securities laws, the Patriot Act, Executive Order 13224 – Executive Order on Terrorist Financing Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism, and applicable rules of FINRA. You hereby represent that you have adopted and implemented, and will maintain, a written anti-money laundering compliance program (“AML Program”) including, without limitation, anti-money laundering policies and procedures relating to customer identification in compliance with applicable laws and regulations. In accordance with these applicable laws and regulations and your AML Program, you shall take reasonable efforts to verify the identity of new customers, maintain customer records, and check the names of new customers against government watch lists, including the Office of Foreign Asset Control’s list of Specially Designated Nationals and Blocked Persons. Further, you shall provide the Financial Crimes Enforcement Network with information regarding: (a) the identity of a specified individual or organization; (b) an account number; (c) all identifying information provided by the account holder; and (d) the date and type of transaction, upon request. You shall monitor account activity to identify patterns of unusual timing, size or volume, geographic factors, and any of the other “red flags” described in the Patriot Act as potential signals of money laundering or terrorist financing, and shall submit to the Financial Crimes Enforcement Network any required suspicious activity reports about such activity and further will disclose such activity to applicable federal and state law enforcement when required by law. The Company and we reserve the right to reject account applications from new customers who fail to provide necessary account information or who intentionally provide misleading information. Upon request by the Dealer Manager at any time, you hereby agree to furnish (a) a copy of your AML Program to the Dealer Manager for review, and (b) a copy of the findings and any remedial actions taken in connection with your most recent independent testing of your AML Program.
9.
Indemnification.

(a)
You shall indemnify and hold harmless us, the Company and our respective officers, directors, employees and agents, and each person, if any, who controls us or the Company within the meaning of the Securities Act (the “Company Indemnified Parties”, and together with the Selected RIA Indemnified Parties, the “Indemnified Parties”) from and against any losses, claims, damages or liabilities to which they or any of them may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, (i) any breach of this Agreement or applicable law by you or (ii) any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact necessary to make any statements, in light of the circumstances under which they were made, not misleading, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made by you, or your authorized agents or representatives, in connection with the offer and sale of Shares, and was not based on any untrue statement or alleged untrue statement or omission or alleged omission made by any Company Indemnified Party to you, your authorized agents or representatives, on which you or your affiliates, officers, directors, employees and agents duly relied. You shall reimburse the Company Indemnified Parties for any reasonable legal or other expenses reasonably incurred by the Company Indemnified Parties, in connection with investigating or defending any loss, claim, damage, liability or action.
(b)
Promptly after receipt by an Indemnified Party of notice of the commencement of any action for which indemnification is provided under subsection (a) or (b) above, the Indemnified Party shall, if a claim in respect thereof is to be made hereunder against the indemnifying party, notify the indemnifying party in writing of the commencement thereof; provided, that the failure of the Indemnified Party to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any Indemnified Party under that subsection, except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by that failure. In case any action is brought against any Indemnified Party, it shall notify the indemnifying party of the commencement thereof and the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, assume the defense thereof, with counsel reasonably satisfactory to that indemnified party.
(c)
An Indemnified Party additionally may elect to employ its own legal counsel, but if it elects to do so the indemnifying party shall not be liable to that Indemnified Party for any legal expenses of any other counsel or any other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation. If, however, the Indemnified Party reasonably concludes that there may be defenses available to it that are different from or additional to those available to the indemnifying party, then the indemnifying party shall not have the right to retain counsel of its choice and the reasonable legal and other expenses incurred by the Indemnified Party shall be borne by the indemnifying party.

(d)
Each Indemnified Party receiving reimbursement of reasonable legal and other expenses undertakes to repay the funds advanced by the indemnifying party, in cases in which the Indemnified Party is thereafter found not to be entitled to indemnification hereunder.
(e)
If the indemnification provided for in this Section 9 is unavailable to any Indemnified Party under paragraphs (a) or (b) hereof in respect of any losses, liabilities, claims, damages or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, liabilities, claims, damages or expenses (i) in the proportion as is appropriate to reflect the relative benefit of the Company, us and you, respectively, from the proceeds received in the Offering pursuant to the Dealer Manager Agreement and this Agreement, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefit referred to in clause (i) above but also the relative faults of the Company, us or you, respectively, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, us and you, respectively, in connection with the proceeds received in the Offering pursuant to the Dealer Manager Agreement and the relevant Offering Participant Agreement shall be deemed to be in the same respective proportion as the total net proceeds from the Offering pursuant to the Dealer Manager Agreement and this Agreement (before deducting expenses), received by the Company, and the total Selling Commissions, Dealer Manager Fees, Distribution Fees and other compensation retained by the Dealer Manager and you, respectively, in each case as set forth on the cover of the Memorandum, bear to the aggregate offering price of the Shares sold in the Offering as set forth on such cover. The relative fault of the Company, us and you shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact related to information supplied by the Company, by the Dealer Manager or by you, respectively, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. You agree that Sections 11(d) through (g) of the Dealer Manager Agreement shall apply to your contribution obligations pursuant to this section.
10.
Termination of Agreement. This Agreement, except for the provisions of Section 7 and Section 9 hereof, may be terminated at any time by either party hereto by two days’ prior written notice to the other party and, in all events, this Agreement shall terminate on the date the Dealer Manager Agreement is terminated, except for the provisions of Section 2(a), Section 2(b), Section 4, Section 5, Section 7, Section 9, Section 10, Section 11 and Section 12 hereof, each of which shall survive the termination of this Agreement.
11.
Company as Party to Agreement. The Company and the Company Indemnified Parties shall be third party beneficiaries to your representations, warranties, covenants and agreements contained in Section 9. The Company and the Company Indemnified Parties

shall have all enforcement rights in law and in equity with respect to those portions of this Agreement as to which each is a third party beneficiary.
12.
Confidentiality. It is anticipated that (i) you and your officers, directors, managers, employees, owners, members, partners, home office diligence personnel or other agents that are conducting a due diligence inquiry on your behalf and (ii) persons or committees, as the case may be, responsible for determining whether you will participate in the Offering ((i) and (ii) are collectively, the “Diligence Representatives”) either have previously or will in the future have access to certain Confidential Information (defined below) pertaining to the Company, the Dealer Manager, the Advisor, or their respective affiliates. For purposes hereof, “Confidential Information” shall mean and include: (i) trade secrets concerning the business and affairs of the Company, the Dealer Manager, the Advisor, or their respective affiliates; (ii) confidential data, know-how, current and planned research and development, current and planned methods and processes, marketing lists or strategies, slide presentations, business plans, however documented, belonging to the Company, the Dealer Manager, the Advisor, or their respective affiliates; (iii) information concerning the business and affairs of the Company, the Dealer Manager, the Advisor, or their respective affiliates (including, without limitation, historical financial statements, financial projections and budgets, investment-related information, models, budgets, plans, and market studies, however documented; (iv) any information marked or designated “Confidential—For Due Diligence Purposes Only”; and (v) any notes, analysis, compilations, studies, summaries and other material containing or based, in whole or in part, on any information included in the foregoing. You agree to keep, and to cause your Diligence Representatives to keep, all such Confidential Information strictly confidential and to not use, distribute or copy the same except in connection with your due diligence inquiry. You agree to not disclose, and to cause your Diligence Representatives not to disclose, such Confidential Information to the public, or to your sales staff, financial advisors, or any person involved in selling efforts related to the Offering or to any other third party and agree not to use the Confidential Information in any manner in the offer and sale of the Shares. You further agree to use all reasonable precautions necessary to preserve the confidentiality of such Confidential Information, including, but not limited to (a) limiting access to such information to persons who have a need to know such information only for the purpose of your due diligence inquiry and (b) informing each recipient of such Confidential Information of your confidentiality obligation. You acknowledge that you or your Diligence Representatives may previously have received Confidential Information in connection with preliminary due diligence on the Company, and agree that the foregoing restrictions shall apply to any such previously received Confidential Information. You acknowledge that you or your Diligence Representatives may in the future receive Confidential Information either in individual or collective meetings or telephone calls with the Company, and agree that the foregoing restrictions shall apply to any Confidential Information received in the future through any source or medium. You acknowledge the restrictions and limitations of Regulation F-D promulgated by the Commission and agree that the foregoing restrictions are necessary and appropriate in order for the Company to comply therewith. Notwithstanding the foregoing, Confidential Information may be disclosed (a) if approved in writing for disclosure by the Company or the Dealer Manager, (b) pursuant to a subpoena or as required by law, or (c) as required by regulation, rule, order or request of any governing or self-regulatory organization (including the

Commission or FINRA), provided that you shall notify the Dealer Manager in advance if practicable under the circumstances of any attempt to obtain Confidential Information pursuant to provisions (b) and (c).
13.
Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered: (i) when delivered personally or by commercial messenger; (ii) one business day following deposit with a recognized overnight courier service, provided such deposit occurs prior to the deadline imposed by such service for overnight delivery; (iii) when transmitted, if sent by facsimile copy or electronic mail, provided confirmation of receipt is received by sender and such notice is sent by an additional method provided hereunder, in each case above provided such communication is addressed to the intended recipient thereof as set forth below:

If to the Dealer Manager, to:	Inland Securities Corporation 2901 Butterfield Road Oak Brook, IL 60523 Attention: Amy Tucek Telephone: (630) 218-8000 Facsimile: (630) 645-2082 E-mail: atucek@inland-securities.com
with copies to:	IPC Alternative Real Estate Income Trust, Inc. 2901 Butterfield Road Oak Brook, IL 60523 Attention: Keith Lampi Telephone: (630) 218-8000 Facsimile: (630) 586-6131 E-mail: lampi@inlandprivatecapital.com
If to the Selected RIA, to:	______________________________ ______________________________ ______________________________ ______________________________ ______________________________ ______________________________
14.
Applicable Law. This Agreement and any disputes relative to the interpretation or enforcement hereto shall be governed by and construed under the internal laws, as opposed to the conflicts of laws provisions, of the State of Illinois.
15.
Not a Separate Entity. Nothing herein contained shall constitute you, Inland Securities Corporation, the other Offering Participants or any of them as an association, partnership, limited liability company, unincorporated business or other separate entity.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

If the foregoing is in accordance with your understanding and agreement, please sign and return the attached duplicate of this Agreement. Your indicated acceptance thereof shall constitute a binding agreement between you and us.

Very truly yours,

INLAND SECURITIES CORPORATION

We confirm our agreement to act as a Selected RIA pursuant to all the terms and conditions of the above Selected RIA Agreement. We hereby represent that we will comply with the applicable requirements of the Securities Act and the Exchange Act and the applicable rules and regulations of the Commission thereunder, and applicable blue sky or other state securities laws including the rules and regulations thereunder. We confirm that we are a registered investment adviser in good standing under the Act and represent that we will comply with the rules and regulations promulgated thereunder.

Dated:
Name of Selected RIA:
CRD Number:

Authorized Signature	Please print Name and Title
Email Address:

Name of Custodian of Assets/Registered Broker-Dealer:

SCHEDULE I

ADDENDUM

TO

SELECTED RIA AGREEMENT WITH

INLAND SECURITIES CORPORATION

Name of Selected RIA:

Share Class Election

CHECK EACH APPLICABLE BOX BELOW IF THE SELECTED RIA ELECTS TO PARTICIPATE IN THE DISTRIBUTION OF THE LISTED SHARE CLASS

Check Box	Share Class	Selling Commission	Dealer Manager Fee	Distribution Fee	Minimum Investment Amount
☐	Class I (institutional)	N/A	N/A	N/A	$1,000,000 (unless waived by the Dealer Manager)
☐	Class X-1	N/A	N/A	N/A	$1,000,000 (unless waived by the Dealer Manager)
☐	Class X-2	N/A	N/A	N/A	$1,000,000 (unless waived by the Dealer Manager)

Special Instructions:

IN WITNESS WHEREOF, the parties hereto have caused this addendum to be executed as of the date first written above.

“DEALER MANAGER”

INLAND SECURITIES CORPORATION

“SELECTED RIA”

(Print Name of Selected RIA)

EXHIBIT A TO SELECTED RIA AGREEMENT

Electronic Delivery and Electronic Signature Use Indemnity Agreement

Selected RIA has adopted a process by which clients may authorize certain account-related transactions or requests, in whole or in part, evidenced by Electronic Signature (as such term is defined in Section 4 of the Selected RIA Agreement) and may receive the Memorandum, Subscription Agreements and Approved Sales Literature via electronic delivery. In consideration of the Company allowing Selected RIA and its clients to execute certain account-related transactions and/or requests, in whole or in part, by Electronic Signature, and allowing Selected RIA to deliver the Memorandum, Subscription Agreements and Approved Sales Literature via electronic delivery, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Selected RIA does hereby, for itself and its successors and permitted assigns, covenant and agree to indemnify and hold harmless the Company, the Dealer Manager, each of their affiliates and each of their and their affiliates’ officers, directors, trustees, agents and employees, in whatever capacity they may act, from and against any and all claims (whether groundless or otherwise), losses, liabilities, damages and expenses, including, but not limited to, costs, disbursements and reasonable counsel fees (whether incurred in connection with such claims, losses, liabilities, damages and expenses or in connection with the enforcement of any rights hereunder), arising out of or in connection with the Selected RIA’s representations or covenants set forth in Section 4 of the Selected RIA Agreement or the representations described below.

The Selected RIA represents that it will comply with all applicable terms of Electronic Signature Law and Electronic Delivery Law as outlined in Section 4 of the Selected RIA Agreement. Selected RIA represents that the Company may accept any Electronic Signature without any responsibility to verify or authenticate that it is the signature of Selected RIA’s client given with such client’s prior authorization and consent. Selected RIA represents that the Company may act in accordance with the instructions authorized by Electronic Signature without any responsibility to verify that Selected RIA’s client intended to give the Electronic Signature for the purpose of authorizing the instruction, transaction or request and that Selected RIA’s client received all disclosures required by applicable Electronic Signature Law and Electronic Delivery Law. Selected RIA agrees to provide a copy of each Electronic Signature and further evidence supporting any Electronic Signature or electronic delivery upon request by the Company.